                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811- 21507

               Wells Fargo Advantage Utilities & High Income Fund
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end: August 31, 2010

Date of reporting period: August 31, 2010

ITEM 1. REPORT TO SHAREHOLDERS

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

(GRAPHIC)
REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(GRAPHIC)

Annual Report
August 31, 2010

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND
(FORMERLY EVERGREEN UTILITIES AND HIGH INCOME FUND)

THIS CLOSED-END FUND IS NO LONGER OFFERED AS AN INITIAL PUBLIC OFFERING AND IS ONLY OFFERED THROUGH BROKER/DEALERS ON THE SECONDARY MARKET. A closed-end fund is not required to buy its shares back from investors upon request.

REDUCE CLUTTER. SAVE TREES.
Sign up for electronic delivery of shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ...................................................     2
PORTFOLIO OF INVESTMENTS .................................................     5
FINANCIAL STATEMENTS
Statement of Assets and Liabilities ......................................    16
Statement of Operations ..................................................    17
Statements of Changes in Net Assets ......................................    18
Statement of Cash Flows ..................................................    19
Financial Highlights .....................................................    20
NOTES TO FINANCIAL STATEMENTS ............................................    21
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................    28
OTHER INFORMATION ........................................................    29
LIST OF ABBREVIATIONS ....................................................    36

The views expressed are as of August 31, 2010. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

             2 Wells Fargo Advantage Utilities and High Income Fund


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)
KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND for the 12-month period that ended August 31, 2010.

ECONOMIC GROWTH TURNED POSITIVE AFTER SEVERE CONTRACTION.

Economic growth was solid throughout the period as the economy began to recover from the deepest recession since the 1930s. Gross Domestic Product (GDP) became positive in the third quarter of 2009, after contracting for four consecutive quarters--something not seen in at least 60 years. GDP growth was 3.7% and 2.4% in the first and second quarters of 2010, respectively. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009; however, questions remained over the sustainability of the recovery.

Other economic data were mixed during the period, raising some concerns about the potential sustainability of the recovery. Retail sales were strong through April 2010 but then declined in May and June. New and existing home sales also weakened in the final months of the period as the government tax credit ended, renewing concerns about the ongoing fragility of the housing market. On the positive side, industrial production continued to see gains, inflation remained subdued, and interest rates remained at historically low levels.

THE FED CONTINUED TO FOCUS ON ECONOMIC STIMULUS.

Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the period. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate between 0% and 0.25%--which it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. After concluding its purchases of longer-term Treasuries in October 2009, it also ended its program to invest in mortgage-backed securities in March 2010.

The FOMC's final statement during the period noted a continuation of the economic recovery and gradual improvement in the labor market. It also cited increases in both household and business spending. However, the committee noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

FINANCIAL MARKETS SAW A SHIFT IN SENTIMENT AS VOLATILITY SPIKED.

The equity markets saw a significant shift in sentiment during the period. The strong rally that began in March 2009 continued through April 2010, but growing concerns about the strength of global economic growth resulted in a rapid correction and an increase in volatility in May and June.

Despite the macroeconomic concerns, strong corporate earnings helped support the equity markets through the first two quarters of 2010. Approximately three-quarters of the companies in the S&P 500 Index exceeded analysts' estimates during both the first and second quarters of 2010. However, investor focus shifted

             Wells Fargo Advantage Utilities and High Income Fund 3


Letter to Shareholders

from improving corporate fundamentals to macroeconomic concerns about sovereign debt, slowing economic growth in China, and fear of a potential double-dip U.S. recession.

Within the bond markets, many of the trends that characterized the equity markets applied to bonds. By the end of 2009, investors appeared to be less concerned with the risks of a possible deepening recession and instead were more focused on the potential for increasing interest rates. During the first six months of 2010, however, not only did short-term interest rates not rise, but Treasury yields essentially remained unchanged, or even fell. The result was perhaps the steepest yield curve on record--certainly steeper than at any point during 2009. In addition, demand for bonds that offered additional yield, albeit with more risk, helped drive performance of the securitized and credit markets, especially high yield. However, investor optimism was tempered by global credit fears and signals from the Fed suggesting that short-term interest rates would remain at their current historic lows until 2011.

INDIVIDUAL SECURITY SELECTION IS KEY TO MAXIMIZING VALUE AND DRIVING
PERFORMANCE.

As always, the management team of the WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND remained focused on the pursuit of a high level of current income and moderate capital growth for investors. As the period progressed, the team began to selectively reduce more defensive names that were in the Fund earlier in the year, particularly in preferred stock. Within the high-yield sleeve, a modestly defensive posture was maintained within the Fund throughout most of the period, favoring investment-grade and higher-rated non-investment-grade bonds over lower-rated high-yield names. However, the Fund continued to own bank debt in some of the lower-quality names where the team felt the pricing was attractive and downside risk minimized. Regardless of the marketplace--equity or fixed-income--we feel individual security selection will be the primary driver of performance for the foreseeable future. Within the equity sleeve, the management team will focus on utility companies with either above-average dividend yields or the potential to increase dividends. With the bond allocation, higher-quality, fundamentally sound credits will remain the focus, in an attempt to minimize downside risk and maximize upside potential at a good valuation.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

The period saw renewed volatility within both the equity and fixed-income markets. We believe, however, that the significant rebound that began in March 2009 underscores the importance of maintaining a focus on long-term investment goals through periods of volatility, so as not to miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

             4 Wells Fargo Advantage Utilities and High Income Fund


                                                          Letter to Shareholders

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. Please visit us at www.wellsfargo.com/advantagefunds for more information about our funds and other investment products available to you. Thank you for your continued support of WELLS FARGO ADVANTAGE FUNDS.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

             Wells Fargo Advantage Utilities and High Income Fund 5


Portfolio of Investments--August 31, 2010

                                                                  INTEREST    MATURITY
 PRINCIPAL   SECURITY NAME                                          RATE        DATE          VALUE
-----------  --------------------------------------------------   --------   ----------   -------------
CORPORATE BONDS & NOTES: 31.33%
CONSUMER DISCRETIONARY: 5.30%
AUTO COMPONENTS: 0.60%
$   215,000  COOPER TIRE & RUBBER COMPANY                            7.63%   03/15/2027   $     194,575
     55,000  GOODYEAR TIRE & RUBBER COMPANY                          9.00    07/01/2015          57,613
    335,000  GOODYEAR TIRE & RUBBER COMPANY                         10.50    05/15/2016         371,850
                                                                                                624,038
                                                                                          -------------
AUTOMOBILES: 0.24%
    235,000  FORD MOTOR CREDIT COMPANY                              9.875    08/10/2011         248,043
                                                                                          -------------
DIVERSIFIED CONSUMER SERVICES: 0.96%
    185,000  CARRIAGE SERVICES INCORPORATED                         7.875    01/15/2015         181,300
     40,000  SERVICE CORPORATION INTERNATIONAL                       8.00    11/15/2021          42,200
    465,000  SERVICE CORPORATION INTERNATIONAL                       7.50    04/01/2027         423,731
    325,000  STONEMOR PARTNERS LP++                                 10.25    12/01/2017         342,063
                                                                                                989,294
                                                                                          -------------
HOTELS, RESTAURANTS & LEISURE: 0.54%
     75,000  AMERISTAR CASINOS INCORPORATED                          9.25    06/01/2014          79,500
     15,000  BOYD GAMING CORPORATION                                 7.75    12/15/2012          15,094
    125,000  GREEKTOWN SUPERHOLDINGS++                              13.00    07/01/2015         133,750
    110,000  INN OF THE MOUNTAIN GODS RESORT & CASINO(i)####        12.00    11/15/2049          48,125
      7,000  POKAGON GAMING AUTHORITY++                            10.375    06/15/2014           7,263
     60,000  SCIENTIFIC GAMES CORPORATION                            9.25    06/15/2019          63,600
     15,000  SENECA GAMING CORPORATION                               7.25    05/01/2012          14,588
     90,000  SHINGLE SPRINGS TRIBAL GAMING AUTHORITY++              9.375    06/15/2015          68,625
    120,000  SPEEDWAY MOTORSPORTS INCORPORATED                       8.75    06/01/2016         126,900
                                                                                                557,445
                                                                                          -------------
HOUSEHOLD DURABLES: 0.01%
      5,000  LENNAR CORPORATION                                     12.25    06/01/2017           5,725
      9,000  SEALY CORPORATION++                                   10.875    04/15/2016          10,035
                                                                                                 15,760
                                                                                          -------------
INTERNET & CATALOG RETAIL: 0.08%
     75,000  TICKETMASTER ENTERTAINMENT                             10.75    08/01/2016          79,875
                                                                                          -------------
MEDIA: 2.17%
    145,000  CABLEVISION SYSTEM CORPORATION++                       8.625    09/15/2017         158,050
    880,000  CCH II CAPITAL CORPORATION                             13.50    11/30/2016       1,042,800
     90,000  CHARTER COMMUNICATIONS, INCORPORATED STEP BOND@@++      8.00    04/30/2012          94,725
    595,000  CHARTER COMMUNICATIONS, INCORPORATED STEP BOND@@++    10.875    09/15/2014         666,400
    115,000  DISH DBS CORPORATION                                   7.875    09/01/2019         119,888
     50,000  LIN TELEVISION CORPORATION++                           8.375    04/15/2018          51,063
    100,000  SALEM COMMUNICATIONS CORPORATION                       9.625    12/15/2016         104,125
                                                                                              2,237,051
                                                                                          -------------
SPECIALTY RETAIL: 0.35%
    365,000  AMERICAN ACHIEVEMENT CORPORATION++                      8.25    04/01/2012         361,806
                                                                                          -------------
TEXTILES, APPAREL & LUXURY GOODS: 0.35%
    200,000  OXFORD INDUSTRIES INCORPORATED                        11.375    07/15/2015         223,000
    135,000  VISANT CORPORATION                                     7.625    10/01/2012         134,831
                                                                                                357,831
                                                                                          -------------

             6 Wells Fargo Advantage Utilities and High Income Fund


                                       Portfolio of Investments--August 31, 2010

                                                                  INTEREST    MATURITY
 PRINCIPAL   SECURITY NAME                                          RATE        DATE          VALUE
-----------  --------------------------------------------------   --------   ----------   -------------
CONSUMER STAPLES: 0.32%
FOOD PRODUCTS: 0.32%
$   181,000  DOLE FOOD COMPANY INCORPORATED                        13.875%   03/15/2014   $     217,653
    115,000  SMITHFIELD FOODS INCORPORATED                          7.00     08/01/2011         117,444
                                                                                                335,097
                                                                                          -------------
ENERGY: 4.76%
ENERGY EQUIPMENT & SERVICES: 1.45%
    110,000  BRISTOW GROUP INCORPORATED                             7.50     09/15/2017         110,000
    190,000  FORBES ENERGY SERVICES LIMITED                        11.00     02/15/2015         173,375
    225,000  GULFMARK OFFSHORE INCORPORATED                         7.75     07/15/2014         218,250
    170,000  HERCULES OFFSHORE INCORPORATED++                      10.50     10/15/2017         154,700
    260,000  HORNBECK OFFSHORE SERVICES INCORPORATED SERIES B      6.125     12/01/2014         243,750
    230,000  HORNBECK OFFSHORE SERVICES INCORPORATED SERIES B       8.00     09/01/2017         216,200
     10,000  OFFSHORE LOGISTICS INCORPORATED                       6.125     06/15/2013          10,050
    370,000  PHI INCORPORATED                                      7.125     04/15/2013         356,588
     10,000  PRIDE INTERNATIONAL INCORPORATED                       8.50     06/15/2019          11,325
                                                                                              1,494,238
                                                                                          -------------
OIL, GAS & CONSUMABLE FUELS: 3.31%
     50,000  ALON REFINING KROTZ SPRINGS INCORPORATED              13.50     10/15/2014          49,000
     65,000  ATLAS ENERGY RESOURCES LLC                           12.125     08/01/2017          74,669
    255,000  CHESAPEAKE ENERGY CORPORATION                          9.50     02/15/2015         286,875
     50,000  COFFEYVILLE RESOURCES++                               10.88     04/01/2017          50,625
     20,000  CONNACHER OIL & GAS LIMITED++                         11.75     07/15/2014          21,700
     55,000  CONNACHER OIL & GAS LIMITED++                         10.25     12/15/2015          55,000
    165,000  CONSOL ENERGY INCORPORATED++                           8.25     04/01/2020         175,106
     45,000  EL PASO CORPORATION                                   12.00     12/12/2013          54,225
     50,000  EL PASO CORPORATION                                    7.80     08/01/2031          50,329
     90,000  EL PASO CORPORATION                                    7.42     02/15/2037          82,141
     65,000  FOREST OIL CORPORATION                                 8.50     02/15/2014          69,063
     95,000  FOREST OIL CORPORATION                                 7.25     06/15/2019          95,119
    220,000  HOLLY CORPORATION                                     9.875     06/15/2017         231,000
     55,000  NEWFIELD EXPLORATION COMPANY                          6.875     02/01/2020          57,338
     60,000  OPTI CANADA INCORPORATED                              7.875     12/15/2014          46,200
    390,000  PEABODY ENERGY CORPORATION                            7.875     11/01/2026         401,213
     10,000  PENN VIRGINIA CORPORATION                            10.375     06/15/2016          10,875
     60,000  PETROHAWK ENERGY CORPORATION                          10.50     08/01/2014          67,050
     95,000  PETROHAWK ENERGY CORPORATION                          7.875     06/01/2015          98,563
    145,000  PIONEER NATURAL RESOURCE COMPANY                       7.50     01/15/2020         155,785
    325,000  PLAINS EXPLORATION & PRODUCTION COMPANY               8.625     10/15/2019         339,625
    250,000  SABINE PASS LNG LP                                     7.25     11/30/2013         235,000
    290,000  SANDRIDGE ENERGY INCORPORATED++                        8.75     01/15/2020         275,500
     60,000  SOUTHWESTERN ENERGY COMPANY++                          7.50     02/01/2018          67,650
     55,000  STALLION OILFIELD HOLDINGS INCORPORATED++             10.50     02/15/2015          55,825
    125,000  TESORO CORPORATION                                     7.50     07/17/2012         124,279
     70,000  TESORO CORPORATION                                     6.50     06/01/2017          67,375
    110,000  TESORO CORPORATION                                     9.75     06/01/2019         118,525
                                                                                              3,415,655
                                                                                          -------------
FINANCIALS: 6.87%
CAPITAL MARKETS: 0.14%
     68,000  E*TRADE FINANCIAL CORPORATION                         12.50     11/30/2017          75,820
     70,000  PENSON WORLDWIDE INCORPORATED++                       12.50     05/15/2017          69,125
                                                                                                144,945
                                                                                          -------------

             Wells Fargo Advantage Utilities and High Income Fund 7


Portfolio of Investments--August 31, 2010

                                                                  INTEREST    MATURITY
 PRINCIPAL   SECURITY NAME                                          RATE        DATE          VALUE
-----------  --------------------------------------------------   --------   ----------   -------------
COMMERCIAL BANKS: 0.44%
$   215,000  CAPITALSOURCE INCORPORATED++                           12.75%   07/15/2014   $     247,250
    200,000  PROVIDENT FUNDING ASSOCIATION++                        10.25    04/15/2017         203,500
                                                                                                450,750
                                                                                          -------------
CONSUMER FINANCE: 3.19%
     75,000  CALPINE CONSTRUCTION FINANCE CORPORATION++              8.00    06/01/2016          78,750
    125,000  CALPINE CONSTRUCTION FINANCE CORPORATION++              7.25    10/15/2017         124,688
    130,000  CLEARWIRE COMMUNICATIONS FINANCE CORPORATION++         12.00    12/01/2015         130,000
      6,000  GMAC LLC                                               6.875    09/15/2011           6,105
    146,000  GMAC LLC                                               6.875    08/28/2012         149,285
     36,000  GMAC LLC++                                              6.75    12/01/2014          35,730
    101,000  GMAC LLC                                                8.00    12/31/2018          97,339
    130,000  GMAC LLC++                                              8.00    03/15/2020         133,250
    310,000  GMAC LLC++                                              8.00    11/01/2031         305,350
    146,351  HOMER CITY FUNDING LLC                                 8.725    10/01/2026         126,594
     75,000  INTERNATIONAL LEASE FINANCE CORPORATION++              8.625    09/15/2015          75,469
    140,000  INTERNATIONAL LEASE FINANCE CORPORATION                 4.75    01/13/2012         136,500
    275,000  INTERNATIONAL LEASE FINANCE CORPORATION                 5.30    05/01/2012         267,438
     50,000  INTERNATIONAL LEASE FINANCE CORPORATION SERIES MTN      5.75    06/15/2011          49,938
    420,000  JBS USA FINANCE INCORPORATED                          11.625    05/01/2014         481,425
     75,000  LBI ESCROW CORPORATION++                                8.00    11/01/2017          80,531
    285,000  SPRINT CAPITAL CORPORATION                             8.375    03/15/2012         301,388
    120,000  SPRINT CAPITAL CORPORATION                              6.90    05/01/2019         112,800
    725,000  SPRINT CAPITAL CORPORATION                             6.875    11/15/2028         605,375
                                                                                              3,297,955
                                                                                          -------------

DIVERSIFIED FINANCIAL SERVICES: 2.24%
     825,000 ALLY FINANCIAL INCORPORATED++                           8.30    02/12/2015         858,000
   1,025,000 CITIGROUP INCORPORATED                                  7.00    05/01/2013       1,016,031
      90,000 FMG FINANCE PROPERTY LIMITED++                        10.625    09/01/2016         104,288
     313,000 LEUCADIA NATIONAL CORPORATION                           8.13    09/15/2015         333,345
                                                                                              2,311,664
                                                                                          -------------
REAL ESTATE INVESTMENT TRUSTS: 0.86%
    565,000  DUPONT FABROS TECHNOLOGY INCORPORATED                   8.50    12/15/2017         597,488
     30,000  HOST MARRIOTT CORPORATION                               9.00    05/15/2017          33,000
    160,000  OMEGA HEALTHCARE INVESTORS INCORPORATED                 7.00    04/01/2014         163,200
     90,000  VENTAS INCORPORATED                                     9.00    05/01/2012          95,254
                                                                                                888,942
                                                                                          -------------
HEALTH CARE: 0.99%
BIOTECHNOLOGY: 0.06%
     55,000  TALECRIS BIOTHERAPEUTICS HOLDINGS CORPORATION           7.75    11/15/2016          59,813
                                                                                          -------------
HEALTH CARE EQUIPMENT & SUPPLIES: 0.06%
     60,000  BIOMET INCORPORATED                                   10.375    10/15/2017          65,250
                                                                                          -------------
HEALTH CARE PROVIDERS & SERVICES: 0.75%
    120,000  APRIA HEALTHCARE GROUP++                               11.25    11/01/2014         129,750
    400,000  HCA INCORPORATED                                        9.25    11/15/2016         429,000
    129,000  HCA INCORPORATED                                       9.625    11/15/2016         138,514
     75,000  OMNICARE INCORPORATED                                  6.875    12/15/2015          74,250
                                                                                                771,514
                                                                                          -------------

             8 Wells Fargo Advantage Utilities and High Income Fund


                                       Portfolio of Investments--August 31, 2010

                                                                  INTEREST    MATURITY
 PRINCIPAL   SECURITY NAME                                          RATE        DATE          VALUE
-----------  --------------------------------------------------   --------   ----------   -------------
LIFE SCIENCES TOOLS & SERVICES: 0.10%
$    95,000  BIO-RAD LABORATORIES INCORPORATED                      8.00%    09/15/2016   $     101,888
                                                                                          -------------
PHARMACEUTICALS: 0.02%
     25,000  MYLAN INCORPORATED++                                   7.625    07/15/2017          25,813
                                                                                          -------------
INDUSTRIALS: 2.69%
AEROSPACE & DEFENSE: 1.20%
    225,000  ALLIANT TECHSYSTEMS INCORPORATED                        6.75    04/01/2016         226,125
     55,000  GEOEYE INCORPORATED++                                  9.625    10/01/2015          59,194
    160,000  HEXCEL CORPORATION                                      6.75    02/01/2015         159,200
    130,000  KRATOS DEFENSE & SECURITY++                            10.00    06/01/2017         134,225
    216,000  L-3 COMMUNICATIONS HOLDINGS INCORPORATED               5.875    01/15/2015         220,050
    360,000  L-3 COMMUNICATIONS HOLDINGS INCORPORATED               6.375    10/15/2015         368,550
     70,000  WYLE SERVICES CORPORATION++                            10.50    04/01/2018          68,775
                                                                                              1,236,119
                                                                                          -------------
COMMERCIAL SERVICES & SUPPLIES: 0.84%
    220,000  CASELLA WASTE SYSTEMS INCORPORATED                     11.00    07/15/2014         240,350
     60,000  CORRECTIONS CORPORATION OF AMERICA                      6.25    03/15/2013          60,600
     70,000  CORRECTIONS CORPORATION OF AMERICA                      7.75    06/01/2017          74,375
     50,000  DIGITALGLOBE INCORPORATED                              10.50    05/01/2014          54,625
    100,000  GEO GROUP INCORPORATED                                  7.75    10/15/2017         103,000
      5,000  INTERFACE INCORPORATED                                11.375    11/01/2013           5,650
    155,000  IRON MOUNTAIN INCORPORATED                             8.375    08/15/2021         164,688
    155,000  SGS INTERNATIONAL INCORPORATED                         12.00    12/15/2013         160,425
                                                                                                863,713
                                                                                          -------------
INDUSTRIAL CONGLOMERATES: 0.22%
    215,000  OTTER TAIL CORPORATION                                  9.00    12/15/2016         228,438
                                                                                          -------------
MACHINERY: 0.39%
     55,000  CLEAVER-BROOKS INCORPORATED++                          12.25    05/01/2016          56,581
    181,050  COMMERCIAL VEHICLE GROUP INCORPORATED++                13.00    02/15/2013         181,050
    150,000  CPM HOLDINGS INCORPORATED++                            10.63    09/01/2014         162,000
                                                                                                399,631
                                                                                          -------------
ROAD & RAIL: 0.05%
    50,000   RAILAMERICA INCORPORATED                                9.25    07/01/2017          54,250
                                                                                          -------------
INFORMATION TECHNOLOGY: 1.76%
COMMUNICATIONS EQUIPMENT: 0.24%
    155,000  LUCENT TECHNOLOGIES INCORPORATED                        6.45    03/15/2029         104,625
    160,000  LUCENT TECHNOLOGIES INCORPORATED SERIES B               2.75    06/15/2025         141,800
                                                                                                246,425
                                                                                          -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 1.04%
    105,000  INTCOMEX INCORPORATED++                                13.25    12/15/2014         111,038
    620,000  JABIL CIRCUIT INCORPORATED                              8.25    03/15/2018         674,250
    160,000  KEMET CORPORATION++                                    10.50    05/01/2018         166,400
    115,000  VIASYSTEM GROUP INCORPORATED++                         12.00    01/15/2015         125,063
                                                                                              1,076,751
                                                                                          -------------
INTERNET SOFTWARE & SERVICES: 0.26%
     95,000  EQUINIX INCORPORATED                                   8.125    03/01/2018          99,275
    150,000  TERREMARK WORLDWIDE INCORPORATED                       12.00    06/15/2017         169,500
                                                                                                268,775
                                                                                          -------------

             Wells Fargo Advantage Utilities and High Income Fund 9


Portfolio of Investments--August 31, 2010

                                                                  INTEREST    MATURITY
 PRINCIPAL   SECURITY NAME                                          RATE        DATE          VALUE
-----------  --------------------------------------------------   --------   ----------   -------------
IT SERVICES: 0.22%
$    75,000  SUNGARD DATA SYSTEMS INCORPORATED                      10.25%   08/15/2015   $      78,750
     70,000  UNISYS CORPORATION++                                   12.75    10/15/2014          81,550
     55,000  UNISYS CORPORATION++                                   14.25    09/15/2015          64,350
                                                                                                224,650
                                                                                          -------------
MATERIALS: 1.83%
CHEMICALS: 0.46%
    140,000  HUNTSMAN INTERNATIONAL LLC++                            5.50    06/30/2016         131,775
    240,241  LYONDELL CHEMICAL COMPANY                              11.00    05/01/2018         260,962
     15,000  NOVA CHEMICALS CORPORATION                             8.375    11/01/2016          15,338
     15,000  NOVA CHEMICALS CORPORATION                             8.625    11/01/2019          15,450
     50,000  SOLUTIA INCORPORATED                                   7.875    03/15/2020          52,250
                                                                                                475,775
                                                                                          -------------
CONSTRUCTION MATERIALS: 0.35%
     40,000  CPG INTERNATIONAL INCORPORATED                          7.50    07/01/2012          38,650
    140,000  CPG INTERNATIONAL INCORPORATED                         10.50    07/01/2013         139,825
    170,000  HEADWATERS INCORPORATED                                11.38    11/01/2014         179,350
                                                                                                357,825
                                                                                          -------------
CONTAINERS & PACKAGING: 0.32%
    280,000  EXOPACK HOLDING CORPORPATION                           11.25    02/01/2014         281,400
     50,000  GRAHAM PACKAGING COMPANY INCORPORATED                   9.88    10/15/2014          51,125
                                                                                                332,525
                                                                                          -------------
METALS & MINING: 0.42%
    105,000  CALIFORNIA STEEL INDUSTRIES INCORPORATED                6.13    03/15/2014         101,850
    295,000  FREEPORT-MCMORAN COPPER & GOLD INCORPORATED            8.375    04/01/2017         327,450
                                                                                                429,300
                                                                                          -------------
PAPER & FOREST PRODUCTS: 0.28%
     70,000  CLEARWATER PAPER CORPORATION++                        10.625    06/15/2016          78,750
     75,000  GEORGIA-PACIFIC CORPORATION++                           7.00    01/15/2015          77,625
    125,000  GEORGIA-PACIFIC CORPORATION                            8.875    05/15/2031         138,750
                                                                                                295,125
                                                                                          -------------
TELECOMMUNICATION SERVICES: 3.85%
DIVERSIFIED TELECOMMUNICATION SERVICES: 2.92%
    185,000  CINCINNATI BELL INCORPORATED                            8.25    10/15/2017         181,300
    475,000  CITIZENS COMMUNICATIONS COMPANY                        7.875    01/15/2027         456,000
    140,000  FRONTIER COMMUNICATIONS CORPORATION                     8.25    05/01/2014         151,200
    220,000  FRONTIER COMMUNICATIONS CORPORATION                     8.25    04/15/2017         232,650
    260,000  FRONTIER COMMUNICATIONS CORPORATION                     8.13    10/01/2018         275,600
    215,000  FRONTIER COMMUNICATIONS CORPORATION                     8.50    04/15/2020         228,169
    340,000  FRONTIER COMMUNICATIONS CORPORATION                     8.75    04/15/2022         358,700
      5,000  GLOBAL CROSSING LIMITED++                              12.00    09/15/2015           5,550
    350,000  QWEST CORPORATION                                      8.875    03/15/2012         385,000
     20,000  QWEST CORPORATION                                       7.63    08/03/2021          19,900
    180,000  QWEST CORPORATION                                       7.50    06/15/2023         183,600
     25,000  QWEST CORPORATION                                      6.875    07/15/2028          23,000
    125,000  U.S. WEST COMMUNICATIONS INCORPORATED                   7.25    09/15/2025         129,219
    120,000  U.S. WEST COMMUNICATIONS INCORPORATED                  7.125    11/15/2043         116,400
    265,000  WINDSTREAM CORPORATION                                 7.875    11/01/2017         268,975
                                                                                              3,015,263
                                                                                          -------------

             10 Wells Fargo Advantage Utilities and High Income Fund


                                       Portfolio of Investments--August 31, 2010

                                                                  INTEREST    MATURITY
 PRINCIPAL   SECURITY NAME                                          RATE        DATE          VALUE
-----------  --------------------------------------------------   --------   ----------   -------------
WIRELESS TELECOMMUNICATION SERVICES: 0.93%
$    70,000  CRICKET COMMUNICATIONS INCORPORATED                    9.375%   11/01/2014   $      70,875
     10,000  CROWN CASTLE INTERNATIONAL CORPORATION                 7.125    11/01/2019          10,375
    165,000  METROPCS COMMUNICATIONS INCORPORATED                    9.25    11/01/2014         171,600
    475,000  SPRINT NEXTEL CORPORATION SERIES D                     7.375    08/01/2015         470,250
    240,000  SPRINT NEXTEL CORPORATION SERIES F                      5.95    03/15/2014         231,900
                                                                                                955,000
                                                                                          -------------
UTILITIES: 2.96%
ELECTRIC UTILITIES: 2.07%
    794,000  AQUILA INCORPORATED STEP BOND@@                       11.875    07/01/2012         913,186
    110,000  EDISON MISSON ENERGY                                    7.20    05/15/2019          73,150
     44,105  ENERGY FUTURE HOLDINGS CORPORATION                     12.00    11/01/2017          21,170
    105,000  ENERGY FUTURE HOLDINGS CORPORATION FRN                 10.00    12/01/2020         100,903
    438,432  MIRANT MID-ATLANTIC LLC SERIES C                       10.06    12/30/2028         477,891
    260,000  MIRANT NORTH AMERICA LLC                               7.375    12/31/2013         265,850
     75,000  NRG ENERGY INCORPORATED                                7.375    01/15/2017          75,563
    185,000  NRG ENERGY INCORPORATED                                 8.50    06/15/2019         190,088
     15,000  PUBLIC SERVICE COMPANY OF NEW MEXICO                    7.95    05/15/2018          16,462
                                                                                              2,134,263
                                                                                          -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS: 0.89%
     95,000  AES CORPORATION                                        8.875    02/15/2011          97,256
    190,000  DYNEGY HOLDINGS INCORPORATED                            7.63    10/15/2026         104,500
    120,000  DYNEGY HOLDINGS INCORPORATED                           6.875    04/01/2011         120,000
    108,798  RELIANT ENERGY INCORPORATED                             9.24    07/02/2017         113,150
     10,000  RELIANT ENERGY INCORPORATED                             9.68    07/02/2026          10,425
     50,000  RRI ENERGY INCORPORATED                                 7.63    06/15/2014          49,125
    391,000  RRI ENERGY INCORPORATED                                 6.75    12/15/2014         394,910
     30,000  RRI ENERGY INCORPORATED                                7.875    06/15/2017          27,675
                                                                                                917,041
                                                                                          -------------
TOTAL CORPORATE BONDS & NOTES (COST $30,618,896)                                             32,345,536
                                                                                          -------------
YANKEE OBLIGATIONS - CORPORATE: 1.79%
ENERGY: 0.18%
OIL GAS & CONSUMABLE FUELS: 0.18%
    321,000  GRIFFIN COAL MINING COMPANY LIMITED####++               9.50    12/01/2016         187,785
                                                                                          -------------
FINANCIALS: 0.22%
CONSUMER FINANCE: 0.12%
    110,000  WIND ACQUISITION FINANCE SA++                          11.75    07/15/2017         121,000
                                                                                          -------------
DIVERSIFIED FINANCIAL SERVICES: 0.10%
    105,000  SHIP FINANCE INTERNATIONAL LIMITED                      8.50    12/15/2013         104,738
                                                                                          -------------
INDUSTRIALS: 0.80%
ROAD & RAIL: 0.80%
    725,000  KANSAS CITY SOUTHERN DE MEXICO                         7.375    06/01/2014         744,938
     65,000  KANSAS CITY SOUTHERN DE MEXICO                         12.50    04/01/2016          77,919
                                                                                                822,857
                                                                                          -------------

             Wells Fargo Advantage Utilities and High Income Fund 11


Portfolio of Investments--August 31, 2010

                                                                  INTEREST    MATURITY
 PRINCIPAL   SECURITY NAME                                          RATE        DATE          VALUE
-----------  --------------------------------------------------   --------   ----------   -------------
MATERIALS: 0.20%
METALS & MINING: 0.07%
$    55,000  TECK RESOURCES LIMITED                                 10.75%   05/15/2019   $      68,338
                                                                                          -------------
PAPER & FOREST PRODUCTS: 0.13%
     55,000  SAPPI LIMITED++                                         6.75    06/15/2012          55,275
    100,000  SAPPI LIMITED++                                         7.50    06/15/2032          82,250
                                                                                                137,525
                                                                                          -------------
TELECOMMUNICATION SERVICES: 0.39%
WIRELESS TELECOMMUNICATION SERVICES: 0.39%
     20,000  DIGICEL GROUP LIMITED++                                12.00    04/01/2014          22,850
    375,000  INTELSAT LIMITED                                        8.50    01/15/2013         379,688
                                                                                                402,538
                                                                                          -------------
TOTAL YANKEE OBLIGATIONS - CORPORATE (COST $1,764,867)                                        1,844,781
                                                                                          -------------
   SHARES
-----------
COMMON STOCKS: 71.06%
CONSUMER DISCRETIONARY: 0.83%
MEDIA: 0.83%
     50,000  COMCAST CORPORATION CLASS A                                                        856,000
                                                                                          -------------
ENERGY: 3.92%
OIL, GAS & CONSUMABLE FUELS: 3.92%
     25,000  EL PASO CORPORATION                                                                284,750
     25,000  SOUTHWESTERN ENERGY COMPANY+                                                       818,000
    100,000  SPECTRA ENERGY CORPORATION                                                       2,034,000
     50,000  WILLIAMS COMPANIES                                                                 906,500
                                                                                              4,043,250
                                                                                          -------------
FINANCIALS: 3.92%
CONSUMER FINANCE: 3.92%
     10,000  MASTERCARD INCORPORATED                                                          1,983,600
     30,000  VISA INCORPORATED CLASS A                                                        2,069,400
                                                                                              4,053,000
                                                                                          -------------
INDUSTRIALS: 0.11%
CONSTRUCTION & ENGINEERING: 0.11%
      9,000  AMERESCO INCORPORATED CLASS A                                                      109,620
                                                                                          -------------
INFORMATION TECHNOLOGY: 0.15%
IT SERVICES: 0.15%
     15,000  CONVERGYS CORPORATION                                                              151,950
                                                                                          -------------
MATERIALS: 0.07%
CHEMICALS: 0.07%
      1,997  LYONDELLBASELL CLASS A+                                                             40,939
      1,829  LYONDELLBASELL CLASS B+                                                             37,476
                                                                                                 78,415
                                                                                          -------------

             12 Wells Fargo Advantage Utilities and High Income Fund


                    Portfolio of Investments--August 31, 2010

   SHARES    SECURITY NAME                                                                    VALUE
-----------  --------------------------------------------------                           -------------
TELECOMMUNICATION SERVICES: 8.84%
DIVERSIFIED TELECOMMUNICATION SERVICES: 8.44%
     16,000  BCE INCORPORATED                                                             $     499,840
    215,000  FRANCE TELECOM SA                                                                4,370,240
     53,000  SHENANDOAH TELECOMMUNICATIONS COMPANY(i)                                           895,170
    100,034  TELE2 AB SERIES B                                                                1,799,964
    100,000  WINDSTREAM CORPORATION                                                           1,153,500
                                                                                              8,718,714
                                                                                          -------------
WIRELESS TELECOMMUNICATION SERVICES: 0.40%
     12,000  VIVO PARTICIPACOES SA ADR                                                          288,000
      5,000  VODAFONE GROUP PLC ADR                                                             120,900
                                                                                                408,900
                                                                                          -------------
UTILITIES: 53.05%
ELECTRIC UTILITIES: 31.51%
        600  AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                        21,246
     30,000  CENTERPOINT ENERGY INCORPORATED                                                    443,700
        500  CH ENERGY GROUP INCORPORATED                                                        21,070
      5,000  CHESAPEAKE MIDSTREAM PARTNER LP                                                    117,750
        200  CHESAPEAKE UTILITIES CORPORATION                                                     6,888
     10,000  CHINA HYDROELECTRIC COMPANY ADS+                                                    60,400
     75,000  DPL INCORPORATED                                                                 1,899,000
        500  DUKE ENERGY CORPORATION                                                              8,595
      2,000  EDISON INTERNATIONAL                                                                67,500
    450,000  ENEL SPA                                                                         2,144,188
      1,000  ENTERGY CORPORATION                                                                 78,840
     70,000  EXELON CORPORATION                                                               2,850,400
     25,000  FIRSTENERGY CORPORATION                                                            913,250
     75,000  FORTUM OYJ                                                                       1,726,946
    150,000  GREAT PLAINS ENERGY INCORPORATED                                                 2,773,500
    100,000  HAWAIIAN ELECTRIC INDUSTRIES INCORPORATED                                        2,402,000
    475,000  HERA SPA                                                                           864,993
     36,000  ITC HOLDINGS CORPORATION                                                         2,086,560
     20,000  NEXTERA ENERGY INCORPORATED                                                      1,074,600
    150,000  NORTHEAST UTILITIES                                                              4,345,500
      1,000  NSTAR                                                                               38,030
        100  PEPCO HOLDINGS INCORPORATED                                                          1,795
     75,000  PORTLAND GENERAL ELECTRIC COMPANY                                                1,498,500
        400  PROGRESS ENERGY INCORPORATED                                                        17,164
     20,000  RED ELECTRICA DE ESPANA                                                            824,220
    190,000  SCOTTISH & SOUTHERN ENERGY PLC                                                   3,336,457
        200  SOUTH JERSEY INDUSTRIES INCORPORATED                                                 9,398
    175,000  TERNA SPA                                                                          703,562
     60,000  THE SOUTHERN COMPANY                                                             2,201,400
                                                                                             32,537,452
                                                                                          -------------
GAS UTILITIES: 7.76%
     16,900  EQT CORPORATION                                                                    619,465
        500  MDU RESOURCES GROUP INCORPORATED                                                     9,405
     50,000  NATIONAL FUEL GAS COMPANY                                                        2,149,000
        200  NEW JERSEY RESOURCES                                                                 7,442
    100,000  NISKA GAS STORAGE PARTNERS+                                                      1,888,000
     48,500  ONEOK INCORPORATED                                                               3,336,800
                                                                                              8,010,112
                                                                                          -------------

             Wells Fargo Advantage Utilities and High Income Fund 13


Portfolio of Investments--August 31, 2010

   SHARES    SECURITY NAME                                                                    VALUE
-----------  --------------------------------------------------                           -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS: 2.84%
    100,000  CONSTELLATION ENERGY GROUP INCORPORATED                                      $   2,933,000
                                                                                          -------------
MULTI-UTILITIES: 4.19%
        300  DOMINION RESOURCES INCORPORATED                                                     12,828
    250,000  NATIONAL GRID PLC                                                                2,104,935
      1,000  PG&E CORPORATION                                                                    46,760
     50,000  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                     1,598,000
     30,000  SUEZ ENVIRONNEMENT SA                                                              482,822
      1,500  WISCONSIN ENERGY CORPORATION                                                        83,610
                                                                                              4,328,955
                                                                                          -------------
WATER UTILITIES: 6.92%
     50,000  AMERICAN WATER WORKS COMPANY                                                     1,129,000
     25,000  MIDDLESEX WATER COMPANY                                                            410,250
    130,000  PENNICHUCK CORPORATION(i)                                                        2,965,300
    300,000  PENNON GROUP PLC                                                                 2,636,345
                                                                                              7,140,895
                                                                                          -------------
TOTAL COMMON STOCKS (COST $70,732,111)                                                       73,370,263
                                                                                          -------------
PREFERRED STOCKS: 10.34%
UTILITIES: 10.34%                                                   YIELD
                                                                  --------
ELECTRIC UTILITIES: 10.34%
     50,000  GREAT PLAINS ENERGY INCORPORATED                        4.62%                    3,100,000
    100,000  INTERSTATE POWER & LIGHT COMPANY                        3.87                     2,895,000
    165,000  SCANA CORPORATION                                       3.21                     4,681,050
TOTAL PREFERRED STOCKS (COST $10,183,545)                                                    10,676,050
                                                                                          -------------

                                                                             EXPIRATION
                                                                                DATE
                                                                             ----------
WARRANTS: 0.00%
ELECTRIC UTILITIES: 0.00%
     10,000  CHINA HYDROELECTRIC COMPANY ADS+                                01/25/2014           4,500
TOTAL WARRANTS (COST $12,000)                                                                     4,500
                                                                                          -------------
CLOSED END MUTUAL FUND SHARES: 0.16%
      9,640  DREYFUS HIGH YIELD STRATEGIES FUND INCORPORATED                                     41,934
      1,739  EATON VANCE LIMITED DURATION INCOME TRUST                                           28,485
      1,677  LMP CORPORATE LOAN FUND INCORPORATED                                                18,665
      7,858  NEW AMERICA HIGH INCOME FUND INCORPORATED                                           78,894
TOTAL CLOSED END MUTUAL FUND SHARES (COST $84,845)                                              167,978
                                                                                          -------------

                                                                  INTEREST    MATURITY
 PRINCIPAL                                                          RATE        DATE
-----------                                                       --------   ----------
TERM LOANS: 1.77%

CAPITAL MARKETS: 0.15%

$  149,250   BLACKSTONE GROUP LP                                     7.75    11/02/2014         149,996
                                                                                          -------------
CONSUMER DISCRETIONARY: 0.46%

   365,000   NEWSDAY LLC                                            10.50    08/01/2013         387,356
    95,000   SUGARHOUSE HSP GAMING PROPERTIES LP                    11.25    09/23/2014          91,319
                                                                                                478,675
                                                                                          -------------

             14 Wells Fargo Advantage Utilities and High Income Fund


                                       Portfolio of Investments--August 31, 2010




                                                                              MATURITY
 PRINCIPAL   SECURITY NAME                                          YIELD       DATE          VALUE
-----------  --------------------------------------------------   --------   ----------   -------------
CONSUMER STAPLES: 0.12%
$   135,917  MERISANT COMPANY(i)                                     7.50%   01/08/2014   $     125,043
                                                                                          -------------
ENERGY: 0.29%
    299,522  SEMGROUP ENERGY PARTNERS                                8.25    06/30/2011         296,826
                                                                                          -------------
FINANCIALS: 0.33%
    100,000  AMERICAN GENERAL FINANCE CORPORATION                    5.40    12/01/2015          76,750
     75,000  AMERICAN GENERAL FINANCE CORPORATION                    6.90    12/15/2017          58,125
     75,000  CAPITAL AUTOMOTIVE REIT<                                7.50    12/14/2012          71,188
     23,158  REALOGY CORPORATION                                     3.26    10/10/2013          19,870
    135,093  REALOGY CORPORATION                                     3.30    10/10/2013         116,132
                                                                                                342,065
                                                                                          -------------
INDUSTRIALS: 0.28%
    295,008  SWIFT TRANSPORTATION COMPANY INCORPORATED               8.25    05/10/2014         285,727
                                                                                          -------------
UTILITIES: 0.15%
    200,000  TXU ENERGY COMPANY LLC<                                 8.24    10/10/2014         151,116
                                                                                          -------------
TOTAL TERM LOANS (COST $1,795,420)                                                            1,829,448
                                                                                          -------------
   SHARES
-----------
ESCROW SHARES: 0.00%
  5,000,000  MIRANT CORPORATION ESCROW(i)(a)+                                                         0
TOTAL ESCROW SHARES (COST $0)                                                                         0
                                                                                          -------------
SHORT-TERM INVESTMENTS: 6.39%
INVESTMENT COMPANIES: 6.39%
  6,591,838  WELLS FARGO ADVANTAGE MONEY MARKET TRUST (u)(l)##       0.29                     6,591,838
TOTAL SHORT-TERM INVESTMENTS (COST $6,591,838)                                                6,591,838
                                                                                          -------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $121,783,522)*                                 122.84%                             126,830,394
OTHER ASSETS AND LIABILITIES, NET                       (22.84)                             (23,585,810)
                                                        ------                            -------------
TOTAL NET ASSETS                                        100.00%                           $ 103,244,584
                                                        ------                            -------------


             Wells Fargo Advantage Utilities and High Income Fund 15


Portfolio of Investments--August 31, 2010

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(i)  Illiquid security, for which the designation as illiquid is unaudited.

(u)  Rate shown is the 7-day annualized yield at period end.

(l)  Investment in an affiliate.

@@   The rate shown is the stated rate at the current period end.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

+    Non-income earning securities.

## All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

<    All or a portion of the position represents an unfunded loan commitment.

* Cost for federal income tax purposes is $122,866,668 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 9,112,181
Gross unrealized depreciation    (5,148,455)
                                -----------
Net unrealized appreciation     $ 3,963,726

The following table shows the percent of total long-term investments by geographic location as of August 31, 2010:

United States     79.9%
United Kingdom     6.8%
France             4.0%
Italy              3.1%
Sweden             1.5%
Finland            1.4%
Mexico             0.8%
Spain              0.7%
Canada             0.6%
Bermuda            0.4%
Australia          0.2%
Brazil             0.2%
Cayman Islands     0.1%
Luxembourg         0.1%
Austria            0.1%
Netherlands        0.1%
                 -----
                 100.0%
                 -----

The following table shows the percent of total bonds by credit quality based on Moody's and Standard & Poor's ratings as of August 31, 2010 (unaudited):

BBB     6.2%
BB     38.1%
B      48.0%
CCC     3.7%
CC      0.1%
NR      3.9%
      -----
      100.0%
      -----

The following table shows the percent of total bonds based on effective maturity as of August 31, 2010 (unaudited):

Less than 1 year          3.8%
1 to 3 year(s)           31.2%
3 to 5 years             27.5%
5 to 10 years            23.9%
10 to 20 years           10.5%
20 to 30 years            1.8%
Greater than 30 years     1.3%
                        -----
                        100.0%
                        -----

The accompanying notes are an integral part of these financial statements.

             16 Wells Fargo Advantage Utilities and High Income Fund


                            Statement of Assets and Liabilities--August 31, 2010

ASSETS
   Investments in unaffiliated securities, at value ..................   $ 120,238,556
   Investments in affiliated securities, at value ....................       6,591,838
                                                                         -------------
   Total investments, at value (see cost below) ......................     126,830,394
   Receivable for securities sold ....................................         872,068
   Dividend and interest receivable ..................................       1,791,083
   Other assets ......................................................          41,874
                                                                         -------------
 Total assets ........................................................     129,535,419
                                                                         -------------
LIABILITIES
   Dividends payable .................................................         689,550
   Payable for securities purchased ..................................         508,398
   Payable to custodian (cost $2,722,720) ............................       2,692,310
   Secured borrowing payable .........................................      22,002,647
   Advisory fee payable ..............................................          68,460
   Due to other related parties ......................................           5,705
   Accrued expenses and other liabilities ............................         323,765
                                                                         -------------
Total liabilities ....................................................      26,290,835
                                                                         -------------
NET ASSETS ...........................................................   $ 103,244,584
                                                                         =============
NET ASSETS CONSIST OF
   Paid-in capital ...................................................   $ 150,984,046
   Overdistributed net investment income .............................        (765,075)
   Accumulated net realized losses on investments ....................     (52,051,026)
   Net unrealized gains on investments ...............................       5,076,639
                                                                         -------------
NET ASSETS ...........................................................   $ 103,244,584
                                                                         =============
NET ASSET VALUE PER SHARE
   Based on $103,244,584 divided by 9,193,994 common shares issued and
     outstanding (unlimited number of common shares authorized) ......   $       11.23
Total investments, at cost ...........................................   $ 121,783,522

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Utilities and High Income Fund 17


Statement of Operations--For the Year Ended August 31, 2010

INVESTMENT INCOME
   Dividends(1) ..........................................   $ 3,798,052
   Interest(2) ...........................................     3,130,826
   Income from affiliated securities .....................         8,862
                                                             -----------
Total investment income ..................................     6,937,740
                                                             -----------
EXPENSES
   Advisory fee ..........................................       761,779
   Administration fee ....................................        63,482
   Transfer agent fees ...................................        31,938
   Trustees' fees and expenses ...........................         4,285
   Shareholder reports expenses ..........................        70,201
   Custodian and accounting fees .........................        80,802
   Professional fees .....................................        91,354
   Secured borrowing fees ................................     1,283,918
   Interest expense ......................................       195,003
   Other fees and expenses ...............................        59,233
                                                             -----------
Total expenses ...........................................     2,641,995
LESS
   Waived fees and expense reimbursements ................    (1,051,248)
                                                             -----------
Net expenses .............................................     1,590,747
                                                             -----------
Net investment income ....................................     5,346,993
                                                             -----------
NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS
NET REALIZED GAINS OR LOSSES ON:
   Unaffiliated securities ...............................       483,307
   Foreign currency related transactions .................       320,742
   Credit default swap transactions ......................       (42,139)
                                                             -----------
Net realized gains on investments ........................       761,910
                                                             -----------
NET CHANGE IN UNREALIZED GAINS OR LOSSES ON:
   Unaffiliated securities ...............................     2,873,508
   Foreign currency related transactions .................       (25,499)
   Credit default swap transactions ......................        29,752
                                                             -----------
Net change in unrealized gains or losses on investments ..     2,877,761
                                                             -----------
Net realized and unrealized gains or losses on
   investments ...........................................     3,639,671
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....   $ 8,986,664
                                                             ===========
(1.) Net of foreign withholding taxes of .................   $   106,150
(2.) Net of foreign withholding taxes of .................   $     1,336

The accompanying notes are an integral part of these financial statements.

            18 Wells Fargo Advantage Utilities and High Income Fund


                                             Statements of Changes in Net Assets

                                                                         For the           For the
                                                                        Year Ended        Year Ended
                                                                     August 31, 2010   August 31, 2009
                                                                     ---------------   ---------------
OPERATIONS
   Net investment income .........................................    $  5,346,993      $  8,780,431
   Net realized gains or losses on investments ...................         761,910       (46,472,788)
   Net change in unrealized gains or losses on investments .......       2,877,761          (901,764)
                                                                      ------------      ------------
Net increase (decrease) in net assets resulting from operations ..       8,986,664       (38,594,121)
                                                                      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income .........................................      (4,848,035)       (8,968,630)
   Tax basis return of capital ...................................      (5,644,957)       (7,286,854)
                                                                      ------------      ------------
Total distributions to shareholders ..............................     (10,492,992)      (16,255,484)
                                                                      ------------      ------------
CAPITAL SHARE TRANSACTIONS
   Net asset value of shares issued under the
      Automatic Dividend Reinvestment Plan .......................       1,064,214         2,152,562
                                                                      ------------      ------------
Total decrease in net assets applicable to shareholders ..........        (442,114)      (52,697,043)
                                                                      ------------      ------------
NET ASSETS
Beginning of period ..............................................     103,686,698       156,383,741
                                                                      ------------      ------------
END OF PERIOD ....................................................    $103,244,584      $103,686,698
                                                                      ============      ============
Overdistributed net investment income ............................    $   (765,075)     $ (1,656,707)

The accompanying notes are an integral part of these financial statements.

            Wells Fargo Advantage Utilities and High Income Fund 19


Statement of Cash Flows--August 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ...             $  8,986,664
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM
   OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
   Purchase of investment securities ......................              (79,695,798)
   Proceeds from sales of securities ......................               78,099,528
   Paydowns ...............................................                  423,738
   Amortization ...........................................                 (282,105)
   Credit default swap payments made ......................                  (42,139)
   Purchase of short-term investment securities, net ......               (1,002,653)
   Decrease in dividends and interest receivable ..........                  827,442
   Decrease in receivable for securities sold .............                  874,675
   Decrease in premiums paid on credit default swaps ......                   15,939
   Amortization of prepaid structuring fee ................                  456,623
   Decrease in receivable from investment advisor .........                    1,200
   Increase in prepaid expenses and other assets ..........                  (41,874)
   Decrease in payable for securities purchased ...........               (3,301,949)
   Decrease in premiums received on credit default swaps ..                   (4,699)
   Increase in advisory fee payable .......................                   68,460
   Increase in due to other related parties ...............                    5,532
   Decrease in accrued expenses and other liabilities .....                   (1,597)
   Increase in payable to custodian bank ..................                2,692,310
   Unrealized appreciation on investments .................               (2,877,761)
   Net realized loss on credit default swaps ..............                   42,139
   Net realized gain on unaffiliated securities ...........                 (483,307)
                                                                        ------------
Net cash provided by operating activities .................                4,760,368
                                                                        ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash distributions paid on common shares ...............               (9,741,243)
   Payment to investment advisor for secured borrowing ....                 (444,444)
   Decrease in secured borrowing ..........................                   (2,322)
                                                                        ------------
Net cash used in financing activities .....................              (10,188,009)
                                                                        ------------
Net decrease in cash ......................................               (5,427,641)
                                                                        ------------
CASH (INCLUDING FOREIGN CURRENCY):
Beginning of period .......................................             $  5,427,641
                                                                        ------------
End of period .............................................             $          0
                                                                        ------------
SUPPLEMENTAL CASH DISCLOSURE:
Cash paid for interest ....................................             $    195,003
                                                                        ------------
SUPPLEMENTAL NON-CASH FINANCING DISCLOSURE:
Reinvestment of dividends .................................             $  1,064,214
Structuring fee waived by investment advisor ..............             $    456,623
                                                                        ------------

The accompanying notes are an integral part of these financial statements.

            20 Wells Fargo Advantage Utilities and High Income Fund


                                                            Financial Highlights

(For a share outstanding throughout each period)

                                                                                   YEAR ENDED AUGUST 31,
                                                             ----------------------------------------------------------------
                                                                 2010        2009          2008          2007          2006
                                                             -----------   --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  11.38      $  17.50      $  24.05      $  23.16      $  25.43
                                                             --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(1)                                         0.59          0.97          2.49          2.81          4.07
Net realized and unrealized gains or losses on
   investments                                                   0.41         (5.29)        (4.18)         2.37         (0.51)
Distributions to preferred shareholders from
   Net investment income                                         0.00          0.00         (0.33)        (0.30)        (0.39)
   Net realized gains                                            0.00          0.00          0.00         (0.20)        (0.02)
                                                             --------      --------      --------      --------      --------
Total from investment operations                                 1.00         (4.32)        (2.02)         4.68          3.15
                                                             --------      --------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                        (0.53)(1)     (1.00)(1)     (2.76)        (3.79)        (2.76)
   Net realized gains                                            0.00          0.00         (1.77)         0.00         (2.67)
   Tax basis return of capital                                  (0.62)(1)     (0.80)(1)      0.00          0.00          0.00
                                                             --------      --------      --------      --------      --------
Total distributions to common shareholders                      (1.15)        (1.80)        (4.53)        (3.79)        (5.43)
                                                             --------      --------      --------      --------      --------
OFFERING COSTS CHARGED TO CAPITAL FOR
   Preferred shares                                              0.00          0.00          0.00          0.00          0.01(1, 2)
                                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                               $  11.23      $  11.38      $  17.50      $  24.05      $  23.16
                                                             --------      --------      --------      --------      --------
MARKET VALUE, END OF PERIOD                                  $  11.23      $  12.49      $  21.02      $  27.30      $  23.50
                                                             --------      --------      --------      --------      --------
TOTAL RETURN BASED ON MARKET VALUE(3)                           (1.24)%      (30.46)%       (7.86)%       34.05%        35.89%
                                                             --------      --------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA
Net assets of common shareholders, end of period
   (thousands)                                               $103,245      $103,687      $156,384      $209,066      $195,955
Liquidation value of preferred shares, end of period
   (thousands)                                                     NA            NA            NA      $ 80,000      $ 80,000
   Asset coverage ratio, end of period                             NA            NA            NA           360%          341%
RATIOS TO AVERAGE NET ASSETS
   Expenses including waivers/reimbursements and
      interest expense but excluding expense reductions          1.52%         2.25%         1.89%         1.42%         1.70%
   Expenses including interest expense but excluding
      waivers/reimbursements and expense reductions              2.52%         3.44%         1.92%         1.42%         1.70%
   Expenses including waivers/reimbursements but
      excluding expense reductions and interest expense          1.33%         1.55%         1.37%         1.20%         1.39%
   Interest expense                                              0.19%         0.70%         0.52%         0.22%         0.31%
   Net investment income                                         5.19%         8.75%        10.33%(4)      9.41%(4)     16.00%(4)
Portfolio turnover rate                                            59%          137%          153%          117%          122%

----------
(1.) Calculated based on average common shares outstanding during the period.

(2.) Amount represents a refund of certain preferred share offering expenses.

(3.) Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reporting. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund's Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

(4.) The net investment income ratio reflects distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

            Wells Fargo Advantage Utilities and High Income Fund 21


Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Advantage Utilities and High Income Fund (the "Fund") (formerly Evergreen Utilities and High Income Fund) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Fund's Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

            22 Wells Fargo Advantage Utilities and High Income Fund


                                                   Notes to Financial Statements

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and loses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

REVERSE REPURCHASE AGREEMENTS

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

SECURITY LOANS

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Effective July 25, 2010, the Fund may lend its securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC ("Funds Management") and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique.

Prior to June 30, 2010, the Fund entered into securities lending transactions through Wachovia Global Securities Lending as the securities lending agent.

WHEN-ISSUED TRANSACTIONS

The Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued

            Wells Fargo Advantage Utilities and High Income Fund 23


Notes to Financial Statements

basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TERM LOANS

The Fund may invest in term loans. A Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower. There could be potential loss to the Fund in the event of default by the borrower.

OPTIONS

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

CREDIT DEFAULT SWAPS

The Fund may be subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name's weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

            24 Wells Fargo Advantage Utilities and High Income Fund


                                                   Notes to Financial Statements

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.

Dividend and interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At August 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

Overdistributed   Accumulated Net
 Net Investment    Realized Loss
    Income        on Investments
---------------   --------------
    $392,674         $(392,674)

FEDERAL AND OTHER TAXES

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

            Wells Fargo Advantage Utilities and High Income Fund 25


Notes to Financial Statements

At August 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

             Expiration
------------------------------------
  2016         2017          2018
--------   -----------   -----------
$701,198   $22,831,103   $27,435,579

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund's investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2010, the inputs used in valuing the Fund's assets, which are carried at fair value, were as follows:

                                                      Significant Other       Significant
                                      Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENTS IN SECURITIES               (Level 1)         (Level 2)            (Level 3)            Total
-------------------------             -------------   -----------------   -------------------   ------------
   EQUITY SECURITIES
      COMMON STOCKS                    $73,370,263       $         0                $0          $ 73,370,263
      PREFERRED STOCKS                  10,676,050                 0                 0            10,676,050
      WARRANTS                               4,500                 0                 0                 4,500
      CLOSED END MUTUAL FUND SHARES        167,978                 0                 0               167,978
   CORPORATE BONDS AND NOTES                     0        32,345,536                 0            32,345,536
   TERM LOANS                                    0         1,829,448                 0             1,829,448
   YANKEE OBLIGATIONS-CORPORATE                  0         1,844,781                 0             1,844,781
   SHORT-TERM INVESTMENTS

      INVESTMENT COMPANIES               6,591,838                 0                 0             6,591,838
                                       -----------       -----------                --          ------------
                                       $90,810,629       $36,019,765                $0          $126,830,394

Further details on the major security types listed above can be found in the Fund's Portfolio of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

                                          Warrants
                                          --------
BALANCE AS OF AUGUST 31, 2009             $ 45,615
   Realized gains or losses                 (6,521)
   Change in unrealized gains or losses     21,521
   Net purchases (sales)                   (60,615)
   Transfers in and/or out of Level 3            0
BALANCE AS OF AUGUST 31, 2010             $      0
   Change in unrealized gains or losses
      included in earnings relating to
      securities still
      held at August 31, 2010             $      0

            26 Wells Fargo Advantage Utilities and High Income Fund


                                                   Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

ADVISORY FEES

Funds Management, a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund's average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. Prior to July 12, 2010 Evergreen Investment Management Company, LLC ("EIMC"), a subsidiary of Wells Fargo, was the investment advisor to the Fund and was paid an annual fee at the same rate that is currently paid to Funds Management. For the year ended August 31, 2010, the advisory fee was equivalent to an annual rate of 0.73% of the Fund's average daily net assets.

Funds Management may retain the services of certain investment sub-advisors to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the advisor and do not increase the overall fees paid by the Fund to the investment advisor. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo, and Crow Point Partners, LLC are each investment sub-advisors to the Fund and are each paid an annual fee of 0.20% of the Fund's average daily total assets. Prior to July 12, 2010, Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, was an investment sub-advisor to the predecessor fund and was paid an annual fee of 0.18% of the Fund's average daily total assets by the advisor for its services to the Fund.

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is paid an annual administrative fee of 0.05% of the Fund's average daily total assets. Prior to August 25, 2010, EIMC was the administrator to the Fund and was paid an annual fee at the same rate that is currently paid to Funds Management. For the year ended August 31, 2010, the administrative fee was equivalent to an annual rate of 0.06% of the Fund's average daily net assets.

Funds Management and/or EIMC contractually waived its advisory fee and reimbursed other expenses in the amount of $1,051,248 for the year ended August 31, 2010.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the year ended August 31, 2010 and the year ended August 31, 2009, the Fund issued 84,763 and 170,961 common shares, respectively.

6. BORROWINGS

The Fund had secured debt financing in April 2008 from a multi-seller commercial paper conduit administered by a major financial institution (the "Facility") in order to redeem all of its outstanding Preferred Shares. The Facility was refinanced on April 26, 2010 with a new borrowing facility, administered by a different major financial institution, with a commitment amount of $25 million and a 364 day term ("Refinancing Facility"). As of August 31, 2010, the Fund had borrowed $22 million under the Refinancing Facility. The Fund's borrowings under the Refinancing Facility are generally charged interest at a rate determined by the type of loan elected by the Fund. Under the Facility, the Fund had been generally charged interest at a rate based on the rates of the commercial paper notes issued or at LIBOR plus 9.5%. During the year ended August 31, 2010, an effective interest rate of 0.89% was incurred on the borrowings. Interest expense of $195,003, representing 0.19% of the Fund's average daily net assets applicable to common shareholders, was incurred during the year ended August 31, 2010. The Fund has pledged its assets to secure the borrowings and pays a commitment fee at an annual rate equal to (a) 0.30% as of any date upon which the loan balance exceeds 50% of the facility amount and (b) 0.50% as of any other date when the loan balance is less than 50% of the facility amount. Under the Facility, the Fund paid, on a monthly basis, a liquidity fee at an annual rate of 2.75% of the total commitment amount and a program fee at an annual rate of 2.75% on the daily average outstanding principal amount of borrowings. The secured borrowing fees on the Statement of Operations of $1,283,918 represents amortization of structuring fees, liquidity fees and program fees. Of this amount, $456,623 represents prepaid structuring fees relating to the Facility, which were reimbursed to the Fund by the investment advisor.

            Wells Fargo Advantage Utilities and High Income Fund 27


Notes to Financial Statements

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) were $70,793,891 and $67,773,375, respectively, for the year ended August 31, 2010.

As of August 31, 2010, the Fund had unfunded loan commitments of $127,219.

8. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2010, the Fund entered into credit default swap contracts for speculative purposes. As of August 31, 2010, the Fund did not have any open credit default swap contacts but had an average notional balance on credit default swaps of $112,863 during the year ended August 31, 2010.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2010, and August 31, 2009, were as follows:

                     Year Ended August 31,
                    -----------------------
                       2010         2009
                    ----------   ----------
Ordinary Income     $4,848,035   $8,968,630
Return of Capital    5,644,957    7,286,854

As of August 31, 2010, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

 Unrealized    Capital Loss
Appreciation   Carryforward
------------   ------------
$3,993,493     ($50,967,880)

10. CONCENTRATION RISK

The Fund may invest a substantial portion of its assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable fund whose investment are not heavily weighted in any industry.

11. INDEMNIFICATION

Under the Fund's organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

                                                             Net Investment
Declaration Date        Record Date          Payable Date        Income
------------------   ------------------   ----------------   --------------
August 20, 2010      September 15, 2010   October 1, 2010       $0.075
September 17, 2010   October 15, 2010     November 1, 2010      $0.075
October 15, 2010     November 15, 2010    December 1, 2010      $0.075

These distributions are not reflected in the accompanying financial statements.

            28 Wells Fargo Advantage Utilities and High Income Fund


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS
WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Utilities and High Income Fund (the "Fund"), as of August 31, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Utilities and High Income Fund as of August 31, 2010, the results of its operations, changes in its net assets, its cash flows and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

                                         (KPMG LLP)

Boston, Massachusetts
October 29, 2010

             Wells Fargo Advantage Utilities and High Income Fund 29


Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund's Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On July 9, 2010, a Special Meeting of Shareholders was held to consider a number of proposals. The results of the proposals are indicated below.

PROPOSAL 1 - Election of Trustees:

Net Assets Voted "For"        Dr. Leroy Keith, Jr.   $64,347,808
Net Assets Voted "Withheld"                          $ 5,207,932
Net Assets Voted "For"        Peter G. Gordon        $64,355,138
Net Assets Voted "Withheld"                          $ 5,200,602
Net Assets Voted "For"        Isaiah Harris, Jr.     $64,303,129
Net Assets Voted "Withheld"                          $ 5,252,611
Net Assets Voted "For"        Judith M. Johnson      $64,318,298
Net Assets Voted "Withheld"                          $ 5,237,442
Net Assets Voted "For"        David F. Larcker       $64,397,620
Net Assets Voted "Withheld"                          $ 5,158,120
Net Assets Voted "For"        Olivia S. Mitchell     $64,340,091
Net Assets Voted "Withheld"                          $ 5,215,649
Net Assets Voted "For"        Timothy J. Penny       $64,381,502
Net Assets Voted "Withheld"                          $ 5,174,238
Net Assets Voted "For"        Michael S. Scofield    $64,344,209
Net Assets Voted "Withheld"                          $ 5,211,531
Net Assets Voted "For"        Donald C. Willeke      $64,261,033
Net Assets Voted "Withheld"                          $ 5,294,707

PROPOSAL 2A - To approve an investment advisory agreement with Wells Fargo Funds Management, LLC.

Net Assets Voted "For"        $50,210,911
Net Assets Voted "Against"    $ 4,537,948
Net Assets Voted "Abstain"    $ 1,302,665

PROPOSAL 2B - To approve a sub-advisory agreement with Crow Point
Partners, LLC.

Net Assets Voted "For"        $50,107,742
Net Assets Voted "Against"    $ 4,280,749
Net Assets Voted "Abstain"    $ 1,663,032

PROPOSAL 2C - To approve a sub-advisory agreement with Wells Capital Management Incorporated.

Net Assets Voted "For"        $50,000,003
Net Assets Voted "Against"    $ 4,547,089
Net Assets Voted "Abstain"    $ 1,504,432

            30 Wells Fargo Advantage Utilities and High Income Fund


                                              Additional Information (Unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 46.72% of ordinary income dividends paid during the fiscal year ended August 31, 2010 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended August 31, 2010, the Fund designates 67.31% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2010 year-end tax information will be reported on your 2010 Form 1099-DIV, which shall be provided to you in early 2011.

The Fund paid total distributions of $10,492,992 during the year ended August 31, 2010 of which 46.20% was from ordinary taxable income and 53.80% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2011 a Form 1099-DIV that will inform them of the tax character of their distributions as made by the Fund in calendar year 2010.

             Wells Fargo Advantage Utilities and High Income Fund 31


Additional Information (Unaudited)

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan ("the Plan"). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

             32 Wells Fargo Advantage Utilities and High Income Fund


                                                   Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund is publicly available on the Fund's Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 155 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the "Fund Complex"). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

INDEPENDENT TRUSTEES

                        Position Held and
Name and Age            Length of Service    Principal Occupations During Past Five Years   Other Directorships
------------           -------------------   --------------------------------------------   -------------------
Peter G. Gordon(1)     Trustee, since        Co-Founder, Chairman, President and CEO of     None
67                     2010; Chairman,       Crystal Geyser Water Company.
                       since 2010

Isaiah Harris, Jr.(1)  Trustee, since 2010   Retired. Prior thereto, President and CEO of   CIGNA
57                                           BellSouth Advertising and Publishing Corp      Corporation;
                                             from 2005 to 2007, President and CEO of        Deluxe Corporation
                                             BellSouth Enterprises from 2004 to 2005 and
                                             President of BellSouth Consumer Services
                                             from 2000 to 2003. Currently a member of the
                                             Iowa State University Foundation Board of
                                             Governors and a member of the Advisory Board
                                             of Iowa State University School of Business.

Judith M. Johnson(1)   Trustee, since 2010   Retired. Prior thereto, Chief Executive        None
61                                           Officer and Chief Investment Officer of
                                             Minneapolis Employees Retirement Fund from
                                             1996 to 2008. Ms. Johnson is an attorney,
                                             certified public accountant and a certified
                                             managerial accountant.

Leroy Keith, Jr.       Trustee, since 2004   Chairman, Bloc Global Services (development    Trustee, Phoenix
71                                           and construction). Trustee of the Evergreen    Fund Complex
                                             Funds from 1983 to2010. Former Managing        (consisting
                                             Director, Almanac Capital Management           of 46 portfolios as
                                             (commodities firm), former Partner,            of 12/31/09);
                                             Stonington Partners, Inc. (private equity      Director,
                                             fund), former Director, Obagi Medical          Diversapack Co.
                                             Products Co. and former Director, Lincoln      (packaging
                                             Educational Services.                          company)

David F. Larcker(1)    Trustee, since 2010   James Irvin Miller Professor of Accounting     None
59                                           at the Graduate School of Business, Stanford
                                             University, Director of Corporate Governance
                                             Research Program and Co-Director of The Rock
                                             Center for Corporate Governance since 2006.
                                             From 2005 to 2008, Professor of Accounting
                                             at the Graduate School of Business, Stanford
                                             University. Prior thereto, Ernst & Young
                                             Professor of Accounting at The Wharton
                                             School, University of Pennsylvania from 1985
                                             to 2005.

Olivia S. Mitchell(1)  Trustee, since 2010   International Foundation of Employee Benefit    None
57                                           Plans Professor and Chair of the Department
                                             of Insurance and Risk Management, Wharton
                                             School of the University of Pennsylvania.
                                             Director of Wharton's Pension Research
                                             Council and Boettner Center on Pensions &
                                             Retirement Research, and Research Associate
                                             at the National Bureau of Economic Research.
                                             Previously, Cornell University Professor
                                             from 1978 to 1993.

                 Wells Fargo Advantage Utilities and High Income Fund 33


Other Information (Unaudited)

                        Position Held and
Name and Age            Length of Service    Principal Occupations During Past Five Years   Other Directorships
------------           -------------------   --------------------------------------------   -------------------
Timothy J. Penny(1)    Trustee, since 2010   President and CEO of Southern Minnesota        None
58                                           Initiative Foundation, a non-profit
                                             organization, since 2007 and Senior Fellow
                                             at the Humphrey Institute Policy Forum at
                                             the University of Minnesota since 1995.
                                             Member of the Board of Trustees of NorthStar
                                             Education Finance, Inc., a non-profit
                                             organization, since 2007.

Michael S. Scofield    Trustee, since 2004   Currently serves on the Investment Company     None
67                                           Institute's Board of Governors and Executive
                                             Committee. Former Chairman of the
                                             Independent Directors Counsel. Trustee of
                                             the Evergreen Funds from 1984 to 2010.
                                             Retired Attorney, Law Offices of Michael S.
                                             Scofield and former Director and Chairman,
                                             Branded Media Corporation (multi-media
                                             branding company).

Donald C. Willeke(1)   Trustee, since 2010   Principal of the law firm of Willeke &         None
70                                           Daniels. General Counsel of the Minneapolis
                                             Employees Retirement Fund from 1984 until
                                             its consolidation into the Minnesota Public
                                             Employees Retirement Association on June 30,
                                             2010.

OFFICERS

                        Position Held and
Name and Age            Length of Service    Principal Occupations During Past Five Years   Other Directorships
------------           -------------------   --------------------------------------------   -------------------
Karla M. Rabusch       President, since      Executive Vice President of Wells Fargo        None
51                     2010                  Bank, N.A. and President of Wells Fargo
                                             Funds Management, LLC since 2003. Senior
                                             Vice President and Chief Administrative
                                             Officer of Wells Fargo Funds Management, LLC
                                             from 2001 to 2003.

C. David Messman       Secretary, since      Senior Vice President and Secretary of Wells   None
49                     2010; Chief Legal     Fargo Funds Management, LLC since 2001. Vice
                       Counsel, since 2010   President and Managing Counsel of Wells
                                             Fargo Bank, N.A. since 1996.

Kasey Phillips         Treasurer, since      Senior Vice President of Wells Fargo Funds     None
39                     2005                  Management, LLC since 2009. Senior Vice
                                             President of Evergreen Investment Management
                                             Company, LLC from 2006 to 2010. Treasurer of
                                             the Evergreen Funds from 2005 to 2010. Vice
                                             President and Assistant Vice President of
                                             Evergreen Investment Services, Inc. from
                                             1999 to 2006.

David Berardi(2)       Assistant Treasurer,  Vice President of Wells Fargo Funds            None
34                     since 2009            Management, LLC since 2009. Vice President
                                             of Evergreen Investment Management Company,
                                             LLC from 2008 to 2010. Assistant Vice
                                             President of Evergreen Investment Services,
                                             Inc. from 2004 to 2008. Manager of Fund
                                             Reporting and Control for Evergreen
                                             Investment Management Company, LLC from 2004
                                             to 2010.

Jeremy DePalma         Assistant Treasurer,  Senior Vice President of Wells Fargo Funds     None
36                     since 2005            Management, LLC since 2009. Senior Vice
                                             President of Evergreen Investment Management
                                             Company, LLC from 2008 to 2010. Vice
                                             President, Evergreen Investment Services,
                                             Inc. from 2004 to 2007. Assistant Vice
                                             President, Evergreen Investment Services,
                                             Inc. from 2000 to 2004 and the head of the
                                             Fund Reporting and Control Team within Fund
                                             Administration form 2005 to 2010.

Debra Ann Early        Chief Compliance      Chief Compliance Officer of Wells Fargo        None
45                     Officer,              Funds Management, LLC since 2007. Chief
                       since 2010            Compliance Officer of Parnassus Investments
                                             from 2005 to 2007. Chief Financial Officer
                                             of Parnassus Investments from 2004 to 2007
                                             and Senior Audit Manager of
                                             PricewaterhouseCoopers LLP from 1998 to
                                             2004.

----------
(1.) Effective July 9, 2010.

(2.) Effective November 1, 2009.

             34 Wells Fargo Advantage Utilities and High Income Fund


                                                   Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

At their telephonic meeting on May 11, 2010, the Trustees of the Fund, including each Trustee who is not an "interested person" of the Fund (the "Independent Trustees"), as such term is defined by the Investment Company Act of 1940, as amended (the "1940 Act"), approved an advisory agreement for the Fund with Wells Fargo Funds Management, LLC ("Funds Management") as well as sub-advisory agreements with Crow Point Partners, LLC ("Crow Point") and Wells Capital Management Incorporated ("Wells Capital"). Because the 1940 Act requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees, including the Independent Trustees, considered and approved each of these agreements again at their in-person meeting held on June 9-10, 2010 (together with the May 11, 2010 telephonic meeting, the "Meetings").

In considering at the Meetings whether to approve the advisory agreement with Funds Management and the sub-advisory agreements with Crow Point and Wells Capital, the Trustees took into account that they had most recently approved the annual continuation of the Fund's prior investment advisory agreement with Evergreen Investment Management Company, LLC ("EIMC") and sub-advisory agreements with Crow Point and Tattersall Advisory Group, Inc. ("TAG") in September 2009. That approval followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the Fund receives, the fees that the Fund pays under the agreements, and the Fund's investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements.

The Trustees also considered that the advisory agreement with Funds Management and the sub-advisory agreements with Crow Point and Wells Capital were proposed in the context of the combination of the Evergreen and Wells Fargo mutual fund families. After the December 31, 2008 merger of the Wells Fargo and Wachovia organizations, representatives of the combined Wells Fargo asset management organization approached the Trustees of the Evergreen funds with a proposal to combine the Evergreen and Wells Fargo Advantage Fund families. Funds Management's representatives cited a number of important considerations favoring an eventual combination of the fund families, including, among others, the integration of the Evergreen and Wells Fargo investment management organizations; possible economies of scale through the increased size of the combined fund family; contractual savings from service providers to the combined funds; the ability to select the best funds from each family to continue as part of the combined fund family; and more seamless integration of the Evergreen funds into the combined Wells Fargo investment and shareholder servicing platforms and programs.

Over the course of 2009 and early 2010, the Board of Trustees of the Evergreen funds met repeatedly with the management teams of Funds Management and EIMC and worked to refine the proposed combination of the fund families. For the closed-end Evergreen funds, the proposed combination involved the approval of new investment advisory and sub-advisory agreements with Funds Management and affiliated (and un-affiliated) entities, name changes, and the election of new trustees.

Throughout their consideration of the proposed combination of the fund families, the Trustees requested additional information from representatives of EIMC and Funds Management as they considered appropriate. The Trustees retained an independent industry consultant to assist them in evaluating the combination of the fund families and related information. They also met separately on numerous occasions with independent legal counsel to the Independent Trustees.

The Trustees' determinations to approve the advisory agreement with Funds Management and the sub-advisory agreements with Crow Point and Wells Capital were based on a comprehensive evaluation of the information provided to them. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. In their discussions, the Board made clear that, although the Fund's new agreements were proposed as part of a combination of the fund families that may well benefit the shareholders of the Evergreen funds as a whole, the Board would consider carefully the impact of the proposed combination on each Evergreen fund and its shareholders individually, and would thus evaluate the proposed advisory agreement with Funds Management and sub-advisory agreements with Crow Point and Wells Capital for the Fund independently.

             Wells Fargo Advantage Utilities and High Income Fund 35


Other Information (Unaudited)

The Trustees reviewed differences in the terms of the prior advisory agreement with EIMC and the proposed advisory agreement with Funds Management, and between the prior sub-advisory agreements with Crow Point and TAG and the proposed sub-advisory agreements with Crow Point and Wells Capital. The Trustees considered whether any change to the nature and quality of the comprehensive investment management services provided to the Fund would reasonably be expected as a result of adopting the proposed advisory agreement with Funds Management and sub-advisory agreements with Crow Point and Wells Capital. In this regard, they noted that the same investment management personnel presently responsible for providing investment advisory and sub-advisory services to the Fund would continue to do so under the new agreements, with the exception that portfolio managers at Wells Capital would take over providing sub-advisory services for the Fund's portfolio from TAG. The Trustees considered the research and other capabilities and resources available to the proposed portfolio managers, as well as the investment performance record of these portfolio managers in managing the Fund or, in the case of the proposed Wells Capital portfolio managers, portfolios similar to the Fund's.

The Trustees observed that the proposed fee rate under the advisory agreement with Funds Management was identical to the fee rate under the prior advisory agreement with EIMC. They noted that there were certain changes proposed to the fee rates under the sub-advisory agreements with Crow Point and Wells Capital, which would have no impact on the aggregate fees paid by the Fund for advisory services. Funds Management asserted, and the Trustees took into account, that these changes were not expected to have any impact on the quality of services provided to the Funds or on the profitability of the advisory and sub-advisory arrangements to Funds Management and its affiliates (which includes Wells Capital). The Trustees reviewed information prepared by an independent data provider regarding the Fund's management fee and other expenses relative to the fees and expenses of other peer funds. They noted that the Fund's management fees were lower than the fees of its peer funds, and determined on the basis of the information presented that the Fund's fees did not appear excessive. During the course of their consideration of fees, the Trustees noted that in certain cases, Funds Management and/or its affiliates provide to other clients (including principally other existing Evergreen funds) advisory services that are comparable in some degree to the advisory services that they would provide to the Fund, and considered comparative fee information, as well as information regarding similarities and differences in the services provided, in this regard. In light, in part, of the fact that there were material differences between the Fund's investment program and the investment programs of these other clients, the Trustees did not consider the comparative fee information to be particularly useful in their consideration of the Fund's proposed agreements.

The Trustees considered that, although the Fund was not making a continuous offering of its shares so that the likelihood of achieving economies of scale following the Fund's initial offering was relatively low, the Fund may potentially benefit to the extent that contractual arrangements with service providers to the combined fund family could be negotiated on a more favorable basis as a result of the increased scale of the combined fund family. They also considered information provided to them regarding the profitability of the advisory fees paid under the prior advisory agreement to EIMC, and regarding the anticipated profitability of such fees to Funds Management under the proposed advisory agreement, and determined that the profitability of these arrangements was not so high as to prevent their approving the new agreements.

            36 Wells Fargo Advantage Utilities and High Income Fund


                                                           List of Abbreviations

THE FOLLOWING IS A LIST OF COMMON ABBREVIATIONS FOR TERMS AND ENTITIES WHICH MAY HAVE APPEARED IN THIS REPORT.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
ADS     -- American Depository Shares
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance AuthoritY
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REIT    -- Real Estate Investment Trust
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

(LOGO) Reduce clutter. Save trees.

(WELLS FARGO ADVANTAGE FUNDS LOGO)

Transfer Agent, Registrar, Shareholder Servicing Agent
& Dividend Disbursing Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
1-800-730-6001

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company's broker/dealer subsidiaries.

                                                               (GRAPHIC)
                                                       Printed on Recycled paper

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

                        www.wellsfargo.com/advantagefunds

                                                                    125778 10-10
                                                               AUHIF/AR134 08-10

ITEM 2. CODE OF ETHICS

As of the end of the period, August 31, 2010, Wells Fargo Advantage Utilities & High Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Utilities & High Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of
Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended August 31, 2009 and August 31, 2010 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     For the fiscal years ended August 31, 2009 and August 31, 2010, the Audit Fees were $60,400 and $44,500, respectively.

(b) AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended August 31, 2009 and August 31, 2010 for assurance and related services by the principal accountant for the Registrant.

(c) TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended August 31, 2009 and August 31, 2010 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

     For the fiscal years ended August 31, 2009 and August 31, 2010, the Tax Fees were $0 and $189,320, respectively. The incurred Tax Fees are comprised of excise tax review services.

     For the fiscal years ended August 31, 2009 and August 31, 2010, the Tax Fees were $0 and $236,650, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) ALL OTHER FEES - There were no other fees incurred for the fiscal years ended August 31, 2009 and August 31, 2010.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Advantage Utilities & High Income Fund, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended August 31, 2009 and August 31, 2010, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

     For the fiscal year ended August 31, 2010, the Registrant incurred non-audit fees in the amount of $103,000. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.

     For the fiscal year ended August 31, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $45,000. The non-audit fees for the year-ended August 31, 2010 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

     For the fiscal year ended August 31, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $135,000. The non-audit fees for the year ended August 31, 2010 consist of procedure reviews for pending mergers associated with fund reorganizations.

     For the fiscal year ended and August 31, 2010, the Registrant's investment adviser incurred non-audit fees in the amount of $572,300. The non-audit fees for the year ended August 31, 2010 relates to mergers and review of registration statements.

     For the fiscal year ended August 31, 2009, the Registrant's investment adviser incurred non-audit fees in the amount of $570,000. The non-audit fees for the year ended August 31, 2009 consisted of the aggregate fees for non-audit services rendered to the Fund and the investment advisor.

(h) The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES
REVISED AS OF AUGUST 25, 2010

1. Scope of Policies and Procedures. These Policies and Procedures ("Procedures") are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the "Trusts") except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the "Funds").

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC ("Funds Management") have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the "Board") has delegated the responsibility for voting proxies relating to the Funds' portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds

Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i) Responsibilities. The Funds Management Proxy Voting Committee (the "Proxy Committee") shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Risk Metrics Group ("Risk Metrics"), the proxy voting agent for Funds Management, to determine that Risk Metrics is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii) Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. Risk Metrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, Risk Metrics will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct Risk Metrics to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii) Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by Risk Metrics to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by Risk Metrics or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to Risk Metrics to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v) Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi) Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing Risk Metrics to vote in accordance with the recommendation Risk Metrics makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders ("mirror voting"); or (8) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

(vii) Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of Risk Metrics in exercising its proxy voting responsibilities.

(viii) Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member's position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund's web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission's website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust's proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi-and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' web site at www.wellsfargo.com/advantagefunds or by accessing the Commission's web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

-    The name of the issuer of the portfolio security;

-    The exchange ticker symbol of the portfolio security;

- The Council of Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

-    The shareholder meeting date;

-    A brief identification of the matter voted on;

-    Whether the matter was proposed by the issuer or by a security holder;

-    Whether the Fund cast its vote on the matter;

- How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

-    Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A
TO
PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to Risk Metrics' current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to Risk Metrics' current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by Risk Metrics' current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

UNCONTESTED ELECTION OF DIRECTORS OR TRUSTEES

THE FUNDS will generally vote for all uncontested director            FOR
or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company.
THE FUNDS will not require a performance test for directors.

THE FUNDS will generally vote for reasonably crafted                  FOR
shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.

THE FUNDS will withhold votes for a director if the nominee         WITHHOLD
fails to attend at least 75% of the board and committee meetings without a valid excuse.

THE FUNDS will vote against routine election of directors if        AGAINST
any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.

THE FUNDS will withhold votes from the entire board (except         WITHHOLD
for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.

THE FUNDS will withhold votes from members of the Audit             WITHHOLD
Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.

THE FUNDS will withhold votes from members of the Audit             WITHHOLD
Committee if the company receives an adverse opinion on the company's financial statements from its auditor.

THE FUNDS will withhold votes from members of the Audit             WITHHOLD
Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

RATIFICATION OF AUDITORS

THE FUNDS will vote against auditors and withhold votes from   AGAINST/ WITHHOLD
audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.

With the above exception, THE FUNDS will generally vote for           FOR
proposals to ratify auditors unless:

-    an auditor has a financial interest in or association          AGAINST
     with the company, and is therefore not independent, or

-    there is reason to believe that the independent auditor        AGAINST
     has rendered an opinion that is neither accurate nor indicative of the company's financial position.

THE FUNDS will vote against proposals that require auditors         AGAINST
to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.

THE FUNDS will consider shareholder proposals requiring           CASE-BY-CASE
companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).

THE FUNDS will vote for shareholder proposals requesting a            FOR
shareholder vote for audit firm ratification.

THE FUNDS will vote against shareholder proposals asking for        AGAINST
audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.

COMPANY NAME CHANGE/PURPOSE

THE FUNDS will vote for proposals to change the company name          FOR
as management and the board is best suited to determine if such change in company name is necessary.

However, where the name change is requested in connection         CASE-BY-CASE
with a reorganization of the company, the vote will be based on the merits of the reorganization.

In addition, THE FUNDS will generally vote for proposals to           FOR
amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.

EMPLOYEE STOCK PURCHASE PLANS/401(K) EMPLOYEE BENEFIT PLANS

THE FUNDS will vote for proposals to adopt, amend or                  FOR
increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company's plan is not above the allowable cap for the company.

Similarly, THE FUNDS will generally vote for proposals to             FOR
adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.

APPROVE OTHER BUSINESS

THE FUNDS will generally vote for proposals to approve other          FOR
business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.

However, THE FUNDS retains the discretion to vote against           AGAINST
such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.

INDEPENDENT BOARD OF DIRECTORS/BOARD COMMITTEES

THE FUNDS will vote for proposals requiring that two-thirds           FOR
of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders' interests.

THE FUNDS will withhold votes from insiders and affiliated          WITHHOLD
outsiders on boards that are not at least majority independent.

THE FUNDS will withhold votes from compensation committee           WITHHOLD
members where there is a pay-for-performance disconnect (for
Russell 3000 companies).

THE FUNDS will vote for proposals requesting that the board           FOR
audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.

THE FUNDS will withhold votes from any insiders or                  WITHHOLD
affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

THE FUNDS will vote against proposals from shareholders             AGAINST
requesting an independent compensation consultant.

MINIMUM STOCK REQUIREMENTS BY DIRECTORS

THE FUNDS will vote against proposals requiring directors to        AGAINST
own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.

INDEMNIFICATION AND LIABILITY PROVISIONS FOR DIRECTORS AND
OFFICERS

THE FUNDS will vote for proposals to allow indemnification            FOR
of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred.
THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.

Alternatively, THE FUNDS will vote against indemnity                AGAINST
proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.

NOMINEE STATEMENT IN THE PROXY

THE FUNDS will vote against proposals that require board            AGAINST
nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.

LIMITATION ON NUMBER OF BOARDS A DIRECTOR MAY SIT ON

THE FUNDS will withhold votes from directors who sit on more        WITHHOLD
than six boards.

THE FUNDS will withhold votes from CEO directors who sit on         WITHHOLD
more than two outside boards besides their own.

DIRECTOR TENURE/RETIREMENT AGE

THE FUNDS will vote against proposals to limit the tenure of        AGAINST
directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

The Funds will vote for proposals to establish a mandatory            FOR
retirement age for directors provided that such retirement age is not less than 65.

BOARD POWERS/PROCEDURES/QUALIFICATIONS

THE FUNDS will consider on a case-by-case basis proposals to      CASE-BY-CASE
amend the corporation's By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.

LOANS TO OFFICERS

THE FUNDS will consider on a case-by-case basis proposals to      CASE-BY-CASE
authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.

ADJOURN MEETING TO SOLICIT ADDITIONAL VOTES

THE FUNDS will examine proposals to adjourn the meeting to        CASE-BY-CASE
solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal;            FOR
the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction
THE FUNDS supports.

CONTESTED ELECTION OF DIRECTORS OR TRUSTEES

REIMBURSEMENT OF SOLICITATION EXPENSES

THE FUNDS will consider contested elections on a                  CASE-BY-CASE
case-by-case basis, considering the following factors:
long-term financial performance of the target company relative to its industry; management's track record;
background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

In addition, decisions to provide reimbursement for               CASE-BY-CASE
dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

THE FUNDS will consider the issue of classified boards on a       CASE-BY-CASE
case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.

REMOVAL OF DIRECTORS

THE FUNDS will consider on a case-by-case basis proposals to      CASE-BY-CASE
eliminate shareholders' rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be                AGAINST
obtained for removal of directors is abusive and will warrant a vote against the proposal.

BOARD VACANCIES

THE FUNDS will vote against proposals that allow the board          AGAINST
to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders' rights.

Alternatively, THE FUNDS will vote for proposals that permit          FOR
shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

THE FUNDS will vote on proposals to permit or eliminate           CASE-BY-CASE
cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will NOT support cumulative voting.

SHAREHOLDERS' RIGHT TO CALL A SPECIAL MEETING

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Proposals providing that stockholder action may be taken          CASE-BY-CASE
only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.

BOARD SIZE

THE FUNDS will vote for proposals that seek to fix the size           FOR
of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder's chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.
Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

SHAREHOLDER RIGHTS PLAN (POISON PILLS)

THE FUNDS will generally vote for proposals that request a            FOR
company to submit its poison pill for shareholder ratification.

THE FUNDS will withhold votes from all directors (except for        WITHHOLD
new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.

Alternatively, THE FUNDS will analyze proposals to redeem a       CASE-BY-CASE
company's poison pill, or requesting the ratification of a poison pill on a case-by-case basis.

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

FAIR PRICE PROVISIONS

THE FUNDS will consider fair price provisions on a                CASE-BY-CASE
case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

THE FUNDS will vote against fair price provisions with              AGAINST
shareholder vote requirements of 75% or more of disinterested shares.

GREENMAIL

THE FUNDS will generally vote in favor of proposals limiting          FOR
the corporation's authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as "anti-greenmail" provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.

If the proposal is bundled with other charter or bylaw            CASE-BY-CASE
amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.

VOTING RIGHTS

THE FUNDS will vote for proposals that seek to maintain or            FOR
convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company's owners.

Alternatively, THE FUNDS will vote against any proposals to         AGAINST
cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.

DUAL CLASS/MULTIPLE-VOTING STOCK

THE FUNDS will vote against proposals that authorize, amend         AGAINST
or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

Alternatively, THE FUNDS will vote for the elimination of             FOR
dual class or multiple-voting stock, which carry different rights than the common stock.

SUPERMAJORITY VOTE PROVISIONS

THE FUNDS will generally consider on a case-by-case basis         CASE-BY-CASE
proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation's charter or by-laws. The factors considered are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is              AGAINST
abusive and THE FUNDS will vote against proposals that provide for them.

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation's governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

CONFIDENTIAL VOTING

THE FUNDS will vote for proposals to adopt confidential               FOR
voting.

VOTE TABULATIONS

THE FUNDS will vote against proposals asking corporations to        AGAINST
refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company's discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.

EQUAL ACCESS TO THE PROXY

THE FUNDS will evaluate Shareholder proposals requiring           CASE-BY-CASE
companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

DISCLOSURE OF INFORMATION

THE FUNDS will vote against shareholder proposals requesting        AGAINST
fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.

ANNUAL MEETINGS

THE FUNDS will vote for proposals to amend procedures or              FOR
change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.

Alternatively, THE FUNDS will vote against proposals from           AGAINST
shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.

THE FUNDS will generally vote in favor of proposals to                FOR
reduce the quorum necessary for shareholders' meetings, subject to a minimum of a simple majority of the company's outstanding voting shares.

SHAREHOLDER ADVISORY COMMITTEES/INDEPENDENT INSPECTORS

THE FUNDS will vote against proposals seeking to establish          AGAINST
shareholder advisory committees or independent inspectors.
The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.

TECHNICAL AMENDMENTS TO THE CHARTER OF BYLAWS

THE FUNDS will generally vote in favor of charter and bylaw           FOR
amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management's counsel interprets as applicable law.

However, amendments that have a material effect on                CASE-BY-CASE
shareholder's rights will be considered on a case-by-case basis.

BUNDLED PROPOSALS

THE FUNDS will vote for bundled or "conditional" proxy            CASE-BY-CASE
proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.

COMMON STOCK AUTHORIZATIONS/REVERSE STOCK SPLITS/FORWARD
STOCK SPLITS

THE FUNDS will follow the Risk Metrics capital structure          CASE-BY-CASE
model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, THE FUNDS will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company's performance and whether the company's ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.

Also to be considered is whether the purpose of the proposed        AGAINST
increase is to strengthen takeover defenses, in which case
THE FUNDS will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.

For reverse stock splits, THE FUNDS will generally vote for           FOR
proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company's stock is imminent and would result in greater harm to shareholders than the excessive share authorization.

THE FUNDS will evaluate "Going Dark" transactions, which          CASE-BY-CASE
allow listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.

THE FUNDS will generally vote in favor of forward stock               FOR
splits.

DIVIDENDS

THE FUNDS will vote for proposals to allocate income and set          FOR
dividends.

THE FUNDS will also vote for proposals that authorize a               FOR
dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.

However, if a proposal for a special bonus dividend is made         AGAINST
that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.

THE FUNDS will also vote against proposals from shareholders        AGAINST
requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.

In addition, THE FUNDS will vote for proposals to set                 FOR
director fees.

REDUCE THE PAR VALUE OF THE COMMON STOCK

THE FUNDS will vote for proposals to reduce the par value of          FOR
common stock.

PREFERRED STOCK AUTHORIZATION

THE FUNDS will generally vote for proposals to create                 FOR
preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

Alternatively, THE FUNDS will vote against proposals to             AGAINST
authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).

In addition, THE FUNDS will vote against proposals to issue         AGAINST
preferred stock if the shares to be used have voting rights greater than those available to other shareholders.

THE FUNDS will vote for proposals to require shareholder              FOR
approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).

Finally, THE FUNDS will consider on a case-by-case basis          CASE-BY-CASE
proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.

RECLASSIFICATION OF SHARES

THE FUNDS will consider proposals to reclassify a specified       CASE-BY-CASE
class or series of shares on a case-by-case basis.

PREEMPTIVE RIGHTS

THE FUNDS will generally vote for proposals to eliminate              FOR
preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.

SHARE REPURCHASE PLANS

THE FUNDS will vote for share repurchase plans, unless:               FOR

-    there is clear evidence of past abuse of the authority;        AGAINST
     or

-    the plan contains no safeguards against selective              AGAINST
     buy-backs.

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

EXECUTIVE AND DIRECTOR COMPENSATION PLANS

THE FUNDS will analyze on a case-by-case basis proposals on       CASE-BY-CASE
executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

THE FUNDS will review the potential cost and dilutive effect          FOR
of the plan. After determining how much the plan will cost, Risk Metrics evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. Risk
Metrics will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.

If the proposed cost is above the allowable cap, THE FUNDS          AGAINST
will vote against the plan.

Among the plan features that may result in a vote against           AGAINST
the plan are:

- plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high             AGAINST
average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company's most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company's most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.

Even if the equity plan fails the above burn rate, THE FUNDS          FOR
will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.

THE FUNDS will calculate a higher award value for awards          CASE-BY-CASE
that have Dividend Equivalent Rights (DER's) associated with them.

THE FUNDS will generally vote for shareholder proposals               FOR
requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

THE FUNDS will vote for shareholder proposals asking the              FOR
company to expense stock options, as a result of the FASB final rule on expensing stock options.

THE FUNDS will generally vote for shareholder proposals to            FOR
exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

THE FUNDS will withhold votes from compensation committee           WITHHOLD
members if they fail to submit one-time transferable stock options (TSO's) to shareholders for approval.

THE FUNDS will generally vote for TSO awards within a new             FOR
equity plan if the total cost of the equity plan is less than the company's allowable cap.

THE FUNDS will generally vote against shareholder proposals         AGAINST
to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.

THE FUNDS will evaluate shareholder proposals asking              CASE-BY-CASE
companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company's current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.

For certain OBRA-related proposals, THE FUNDS will vote for           FOR
plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include         CASE-BY-CASE
stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.

THE FUNDS will generally vote for retirement plans for                FOR
directors.

THE FUNDS will evaluate compensation proposals (Tax Havens)       CASE-BY-CASE
requesting share option schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner's interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

BONUS PLANS

THE FUNDS will vote for proposals to adopt annual or              CASE-BY-CASE
long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company's industry and whether it is justified by the company's performance.

DEFERRED COMPENSATION PLANS

THE FUNDS will generally vote for proposals to adopt or               FOR
amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless

-    the proposal is embedded in an executive or director           AGAINST
     compensation plan that is contrary to guidelines

DISCLOSURE ON EXECUTIVE OR DIRECTOR COMPENSATION

CAP OR RESTRICT EXECUTIVE OR DIRECTOR COMPENSATION

THE FUNDS will generally vote for shareholder proposals               FOR
requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in FOR
SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

THE FUNDS will generally vote against proposals that seek to        AGAINST
limit executive and director pay.

GOLDEN AND TIN PARACHUTES

THE FUNDS will vote for proposals that seek shareholder               FOR
ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.

Alternatively, THE FUNDS will examine on a case-by-case           CASE-BY-CASE
basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:

- arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

- guarantees of benefits if a key employee voluntarily terminates;

- guarantees of benefits to employees lower than very senior management; and

-    indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that             AGAINST
would guarantee benefits in a management-led buyout.

REINCORPORATION

THE FUNDS will evaluate a change in a company's state of          CASE-BY-CASE
incorporation on a case-by-case basis. THE FUNDS will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. THE FUNDS will also analyze proposed changes to the company charter and differences between the states' corporate governance laws.

States have adopted various statutes intended to encourage        CASE-BY-CASE
companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. THE FUNDS will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders' best interests.

In addition, THE FUNDS will also examine poison pill              CASE-BY-CASE
endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state's corporate governance laws on a case-by-case basis.

THE FUNDS will evaluate shareholder proposals requiring           CASE-BY-CASE
offshore companies to reincorporate into the United States on a case-by-case basis.

Reincorporation proposals may have considerable implications for shareholders, affecting the company's takeover defenses and possibly its corporate structure and rules of governance.

STAKEHOLDER LAWS

THE FUNDS will vote against resolutions that would allow the        AGAINST
Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.

Similarly, THE FUNDS will vote for proposals to opt out of            FOR
stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making.
Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

MERGERS/ACQUISITIONS AND CORPORATE RESTRUCTURINGS

THE FUNDS will consider proposals on mergers and                  CASE-BY-CASE
acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:

-    anticipated financial and operating benefits;

-    offer price (cost versus premium);

-    prospects for the combined companies;

-    how the deal was negotiated;

- changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current         CASE-BY-CASE
shareholders would control a minority of the combined company's outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders' interests.

On all other business transactions, i.e. corporate                CASE-BY-CASE
restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation,

APPRAISAL RIGHTS

THE FUNDS will vote for proposals to restore, or provide              FOR
shareholders with rights of appraisal.

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions
(such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

MUTUAL FUND PROXIES

THE FUNDS will vote mutual fund proxies on a case-by-case         CASE-BY-CASE
basis.

Proposals may include, and are not limited to, the following issues:

- eliminating the need for annual meetings of mutual fund shareholders;

- entering into or extending investment advisory agreements and management contracts;

- permitting securities lending and participation in repurchase agreements;

-    changing fees and expenses; and

-    changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund's average net daily assets. In exchange for this consideration, the investment advisor manages the fund's account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund's shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

TIMOTHY O'BRIEN, CFA is a co-founder and principal at Crow Point Partners, LLC ("Crow Point") since 2006. Prior to founding Crow Point, he was a Senior Portfolio Manager and Managing Director at EIMC.

PHIL SUSSER has been a portfolio manager of Wells Fargo Advantage Utilities and High Income since 2010. Mr. Susser is a Senior Portfolio Manager at Wells Capital Management and has been with Wells Capital Management or an affiliate since 2001. Education: B.A., Economics, University of Pennsylvania; J.D. University of Michigan

NIKLAS NORDENFELT, CFA has been a portfolio manager of Wells Fargo Advantage Utilities and High Income since 2010. Mr. Nordenfelt is a Senior Portfolio Manager at Wells Capital Management and has been with Wells Capital Management or an affiliate since 2003. Education: B.A., Economics, University of California, Berkeley

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund's most recent period ended August 31, 2009.

NOTE: Wells Fargo Advantage Utilities and High Income Fund is not included in the numbers below except to list it at the top.

Other Accounts                          #    $ mil   8/31/2010
-----------------------------------   ----   -----   ---------
Wells Fargo Advantage Utilities and     1    $37.3
High Income Fund - High Income

NIKLAS NORDENFELT

I manage the following types of         Other Registered     Other Pooled Investment
accounts:                             Investment Companies           Vehicles          Other Accounts
-----------------------------------   --------------------   -----------------------   --------------
Number of above accounts                           6                       4                    18
Total assets of above accounts              $2,849.2                  $498.0              $1,377.3
(millions)

performance based fee accounts:

I manage the following types of         Other Registered     Other Pooled Investment
accounts:                             Investment Companies           Vehicles          Other Accounts
-----------------------------------   --------------------   -----------------------   --------------
Number of above accounts                         0                         1                   0
Total assets of above accounts                $0.0                    $278.2                $0.0
(millions)

PHIL SUSSER

I manage the following types of         Other Registered     Other Pooled Investment
accounts:                             Investment Companies           Vehicles          Other Accounts
-----------------------------------   --------------------   -----------------------   --------------
Number of above accounts                           6                       4                    21
Total assets of above accounts              $2,849.2                  $498.0              $1,377.3
(millions)

performance based fee accounts:

I manage the following types of         Other Registered     Other Pooled Investment
accounts:                             Investment Companies           Vehicles          Other Accounts
-----------------------------------   --------------------   -----------------------   --------------
Number of above accounts                         0                         1                   0
Total assets of above accounts                $0.0                    $278.2                $0.0
(millions)

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

WELLS CAPITAL MANAGEMENT

Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

CROW POINT.

Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund's. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund's advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager's or an investment advisor's compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company's Code of Ethics and compliance policies and procedures. Crow Point's chief compliance officer monitors and reviews compliance regularly. Crow Point's Code of Ethics and compliance procedures have been reviewed and accepted by EIMC. In addition, side-by-side trading rules have been agreed between EIMC and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Evergreen funds are treated equitably by Crow Point with respect to investments, trading and allocations.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the Performance" sections of the Prospectuses.

CROW POINT. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2010:

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND

Timothy O'Brien     $10,001-$50,000
Phil Susser         none
Niklas Nordenfelt   none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and
(v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Utilities & High Income Fund (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Wells Fargo Advantage Utilities & High
                                        Income Fund


                                        By: /s/ Karla M. Rabusch

                                            Karla M. Rabusch
                                            President

                                        Date: October 29, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


                                        By: /s/ Karla M. Rabusch

                                            Karla M. Rabusch
                                            President

                                        Date: October 29, 2010


                                        By: /s/ Kasey L. Phillips

                                            Kasey L. Phillips
                                            Treasurer

                                        Date: October 29, 2010